UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21503

The FBR Funds

(Exact name of registrant as specified in charter)

1001 Nineteenth Street North
Arlington, VA 22209

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 703.469.1040

William Ginivan
General Counsel
Friedman, Billings, Ramsey Group, Inc.
Potomac Tower
1001 Nineteenth Street North
Arlington, VA 22209

(Name and address of agent for service)

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

ITEM 1. REPORT TO SHAREHOLDERS
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1).

THE FBR FUNDS

FBR Pegasus FundTM
FBR Large Cap Financial Fund
FBR Large Cap Technology Fund
FBR Small Cap Fund
FBR Small Cap Financial Fund
FBR Small Cap Technology Fund
FBR Gas Utility Index Fund
FBR Fund for Government Investors

Annual Report
October 31, 2006

[THIS PAGE INTENTIONALLY LEFT BLANK]

The FBR Funds

Annual Letter to Shareholders

Dear Shareholder,

The stock market ended our 2006 fiscal year on a high note amid speculation that the economy is headed for a ‘soft landing’. Investors showed a preference for the old-economy large-cap stocks as the Dow Jones Industrial Average surpassed and ultimately closed above 12,000, setting a new all-time high. The broader market, as measured by the S&P 500, hovered near multi-year highs. We are pleased that each of our equity funds provided investors with double-digit returns and that seventy percent were able to outperform the market over the time period in review1,2.

The biggest event internally for us this year was the expected retirement of long time Chairman of the Board of Trustees, F. David Fowler. Mr. Fowler had been an FBR Funds Trustee since our inception and was elevated to Chairman in 2003. Under his leadership, the Board has acted on behalf of shareholders with the utmost integrity and sense of fiduciary responsibility. We have complete confidence in our new Chairman, Michael Willner, who will continue the long standing tradition of acting in the best interest of our fellow shareholders. We will miss Mr. Fowler‘s leadership, but his legacy will continue on with The FBR Funds. It is also important to note that we added two new independent trustees, William Cole - a former Ernst & Young Partner, and Reena Aggarwal - the Deputy Dean of the Georgetown University Business School. We are pleased that your Board of Trustees remains eighty percent independent and look forward to working with them as we continue to grow our business.

Almost ten years ago The FBR Funds began providing investors with highly specialized and focused mutual funds. Our three original funds will celebrate their ten-year anniversary at the start of 2007. Over the years, we have expanded our offerings organically and through acquisition to reach our current fund line-up. We are continually evaluating new opportunities that will allow us to strengthen our fund product offerings and enhance our intellectual talent pool. We are excited to share with you that our Board of Trustees unanimously voted to allow us to move forward with plans to launch two new traditional asset class funds in the first quarter of the new year. Details about the new offerings will be available shortly.

As in prior years, what follows is a discussion from each of the portfolio managers with respect to their funds’ performance and outlook. In general, The FBR Funds are about respecting your money. Our goal is to achieve attractive returns that are balanced, focused on the long-term and ever mindful of the downside risks associated with investing. If you would like more timely updates, fbrfunds.com provides daily prices, monthly performance data, portfolio holdings and other important fund information.

All of us at The FBR Funds want to thank you for your continued support, and we look forward to serving your investment needs in the years ahead. As always, we welcome your questions and comments. You can reach us via e-mail at funds@fbr.com or toll free at 888.200.4710.

Sincerely,

David Ellison
President and Trustee
The FBR Funds

1 The FBR Pegasus FundTM commenced operations on November 15, 2005.

2 Past Performance is No Guarantee of Future Results. The current performance may be lower or higher than performance data quoted. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com. Investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The FBR Funds

FBR Pegasus FundTM
Management Overview

Co-Portfolio Managers: Robert C. Barringer, CFA, Ryan Kelley, CFA and Winsor Aylesworth

Over the recent fiscal year, how did the Fund perform?

The Pegasus Fund appreciated 18.45% from its inception on November 15, 2005 through October 31, 2006. During this time period, the S&P 500 Index and the Lipper Multi-Cap Value Index returned 14.10% and 15.69%, respectively.

What factors contributed to the Fund’s performance?

The Fund benefited from overweight positions in energy, basic materials and utilities which contributed positively to performance. Underweight positions in healthcare, consumer staples and technology helped minimize exposure to the sectors that detracted the most from performance relative to the benchmarks. During the Fund’s first fiscal year, our investment process led us to overweight beneficial sectors as they contained the highest number of companies with the combination of financial strength, attractive valuation and proven records of consistent growth that we seek.

What is the outlook for the Fund?

We believe the outlook for the Fund is bright, and remain confident in the consistent and disciplined investment process we employ to manage the Fund. A beneficial aspect of our investment process is that we are able to identify the companies and sectors on an ongoing basis that have the most attractive investment characteristics. At any one point in the market, there are usually numerous investment opportunities, such as these, that are being overlooked or misunderstood by the market. Our process affords us the confidence to position the Fund to take advantage of these opportunities when they present themselves.

Currently, we continue to believe that the sectors and companies in which we are invested are attractively valued, even though they have provided solid performance. Financial services, energy, industrials, basic materials and utilities are a few of the areas in which we are most optimistic. It is within these sectors that we are finding the most opportunities to own companies with better than average balance sheets, reasonable valuations and track records of creating value for shareholders over time.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Pegasus FundTM

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2006(4)
Cumulative Since Inception(5)

FBR Pegasus FundTM(1)(2)	18.45%
S&P 500 Index(1)(3)	14.10%
Lipper Multi-Cap Value Index(1)(3)	15.69%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data curernt to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Multi-Cap Value Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Lipper Multi-Cap Value Index is an equally weighted index of the largest thirty funds within the multi-cap value fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period November 15, 2005 (commencement of investment operations) through October 31, 2006.

The FBR Funds

FBR Pegasus FundTM
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 97.3%
	Airlines — 1.5%
13,417	Southwest Airlines Co.	$201,658

	Audio and Video Equipment — 3.6%
11,667	Sony Corp. ADR	478,114

	Auto and Truck Parts — 2.0%
3,000	Genuine Parts Co.	136,560
1,815	Magna International, Inc., Class A	135,762

		272,322

	Banks - Regional — 6.9%
3,400	Allied Irish Banks PLC ADR	185,776
2,956	Bank of Montreal	183,272
1,110	Comerica, Inc.	64,591
2,630	KeyCorp	97,678
7,300	The Bank of Nova Scotia	320,543
1,100	UnionBanCal Corp.	63,338

		915,198

	Biotechnology and Drugs — 3.2%
4,900	Novartis AG ADR	297,577
6,000	Schering-Plough Corp.	132,840

		430,417

	Capital Goods - Miscellaneous — 0.8%
1,400	W.W. Grainger, Inc.	101,892

	Chemicals - Plastics and Rubber — 1.5%
5,000	The Dow Chemical Co.	203,950

	Communications Equipment — 1.1%
125	Research in Motion Ltd.*	14,685
12,300	Tellabs, Inc.*	129,642

		144,327

	Communications Services — 1.1%
1,100	America Movil S.A. de C.V. ADR, Series L	47,157
1,439	AT&T, Inc.	49,286

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Communications Services — 1.1% (continued)
1,800	Nippon Telegraph and Telephone Corp. ADR	$45,234

		141,677

	Construction Services — 1.0%
2,679	Lennar Corp., Class A	127,199

	Electric Utilities — 2.6%
3,876	Edison International	172,249
4,100	PG&E Corp.	176,874

		349,123

	Electronic Instruments and Controls — 1.8%
3,133	TDK Corp. ADR	245,001

	Food Processing — 1.0%
2,000	Bunge Ltd.	128,220

	Insurance - Accident and Health — 1.1%
2,500	Aetna, Inc.	103,050
2,400	UnumProvident Corp.	47,472

		150,522

	Insurance - Life — 3.3%
3,397	Prudential Financial, Inc.	261,331
4,300	Sun Life Financial, Inc.	180,815

		442,146

	Insurance - Property and Casualty — 13.8%
2,354	ACE Ltd.	134,767
143	Berkshire Hathaway, Inc., Class B*	502,644
457	Everest Re Group Ltd.	45,325
4,770	Loews Corp.	185,648
845	Safeco Corp.	49,171
4,000	The Allstate Corp.	245,440
3,098	The Chubb Corp.	164,659
2,269	The Hartford Financial Services Group, Inc.	197,789
5,354	The St. Paul Travelers Companies, Inc.	273,749
1,500	W.R. Berkley Corp.	55,290

		1,854,482

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Investment Services — 5.5%
1,750	Ameriprise Financial, Inc.	$90,125
6,276	Morgan Stanley	479,675
1,098	The Bear Stearns Companies, Inc.	166,182

		735,982

	Iron and Steel — 1.7%
4,038	Mittal Steel Company N.V., Class A NYS	172,625
755	United States Steel Corp.	51,038

		223,663

	Metal Mining — 0.8%
2,200	Alcan, Inc.	103,642

	Oil and Gas Operations — 13.4%
1,077	Apache Corp.	70,350
1,800	Canadian Natural Resources Ltd.	93,870
3,400	Chevron Corp.	228,480
1,200	CNOOC Ltd. ADR	100,584
3,475	ConocoPhillips	209,334
1,225	Devon Energy Corp.	81,879
2,600	EnCana Corp.	123,474
950	Hess Corp.	40,280
1,200	Marathon Oil Corp.	103,680
900	Murphy Oil Corp.	42,444
425	Newfield Exploration Co.*	17,336
2,360	Occidental Petroleum Corp.	110,778
1,000	Questar Corp.	81,480
2,973	Royal Dutch Shell PLC, Class A ADR	206,980
3,142	Sempra Energy	166,652
2,100	Valero Energy Corp.	109,893

		1,787,494

	Oil Well Services and Equipment — 0.4%
500	ENSCO International, Inc.	24,485
500	Noble Corp.	35,050

		59,535

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Photography — 2.4%
8,500	FUJIFILM Holdings Corp. ADR	$316,115

	Railroads — 12.2%
5,850	Burlington Northern Santa Fe Corp.	453,551
2,155	Canadian Pacific Railway Ltd.	121,736
7,822	CSX Corp.	279,011
7,164	Norfolk Southern Corp.	376,611
4,388	Union Pacific Corp.	397,684

		1,628,593

	Retail - Drugs — 3.6%
11,000	Walgreen Co.	480,480

	Retail - Grocery — 1.2%
2,500	Whole Foods Market, Inc.	159,600

	Retail - Specialty — 3.2%
7,904	Costco Wholesale Corp.	421,916

	Semiconductors — 6.6%
4,935	Kyocera Corp. ADR	443,212
24,950	STMicroelectronics N.V. NYS	433,132

		876,344

	Total Common Stocks (Cost $12,342,215)	12,979,612

The FBR Funds

FBR Pegasus FundTM
Portfolio of Investments (continued)
October 31, 2006

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENTS — 3.0%
$403,000	With Mizuho Securities, Inc. dated 10/31/06 at 5.25% to be repurchased at $403,059 on 11/1/06, collateralized by U.S. Treasury Note, 5.125% due 5/15/16, value $413,592 (Cost $403,000)	$403,000

	Total Investments — 100.3% (Cost $12,745,215)	13,382,612

	Liabilities Less Other Assets — (0.3%)	(33,420)

	Net Assets — 100.0%	$13,349,192

*	Non-income producing security
ADR	American Depositary Receipts
NYS	New York Shares
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Large Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

 For the one-year period ended October 31, 2006, the FBR Large Cap Financial Fund appreciated 14.21%. This compares to the Lipper Financial Services Fund Index and the S&P 500 Index, which returned 16.70% and 16.34% for the same period, respectively.

What factors contributed to the Fund’s performance?

 We believe that the overall positive performance of the Fund was primarily due to investor confidence in the constancy of financial institutions. Despite a difficult operating environment, industry fundamentals remained relatively stable, which led to continued strong valuations for the financial sector.

During fiscal year 2006, the Fund slightly underperformed the relevant indices. The positive performance of the financial services sector as a whole can be primarily attributed to brokerages, asset management companies and REITs. Historically, the Fund has underweighted these sub-sectors in favor of the more conventional bank and thrift business models providing less exposure to capital markets activities. In 2006, we broadened the Fund’s exposure to these sectors. The Fund lagged the financial services sector, which in turn lagged the broader market, as telecommunication services, energy, and utilities outperformed.

What is the outlook for the Fund and the financial services sector?

We believe the outlook for financial institutions is positive despite a difficult operating environment. A number of concerns surrounding the financial services industry have weighed heavily on valuations over the last couple of years. These include 1) rising short-term interest rates, 2) an inverted yield curve (the difference between long and short dated debt securities), 3) possible credit problems associated with a slow down and softening in the residential housing market, 4) pricing pressure in capital market activities, most noticeably on stock trading commission rates, 5) sluggish commercial loan demand, and finally 6) anemic merger and acquisition activity. In spite of this backdrop, we believe the financial services sector will perform well as these concerns are addressed or resolved by the management teams at each company, industry regulators and the Federal Reserve.

The Fund will continue to own financial stocks that follow low-risk business strategies and trade below average peer valuations. This strict attention to relative and absolute valuation has the intended effect of reducing the overall downside volatility associated with macro changes in the capital markets, such as the direction of interest rates and the deterioration of credit quality. It will also provide the best opportunity for solid performance over the long-term, as these companies are generally managed well and continue to deliver consistent earnings growth.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2006(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Large Cap Financial Fund(1)(2)	14.21%	10.85%	11.33%
S&P 500 Index(1)(3)	16.34%	7.24%	8.10%
Lipper Financial Services Fund Index(1)(3)	16.70%	11.38%	10.86%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Fund Index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2006. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.0%
	Banks - Money Centers — 14.0%
22,000	Bank of America Corp.	$1,185,140
18,000	Citigroup, Inc.	902,880
25,000	JP Morgan Chase & Co.	1,186,000
7,357	Wachovia Corp.	408,314

		3,682,334

	Banks - Regional — 21.1%
8,000	Capital One Financial Corp.	634,640
17,000	Comerica, Inc.	989,230
30,000	KeyCorp.	1,114,200
80,000	Mitsubishi UFJ Financial Group, Inc. ADR	1,020,000
27,000	National City Corp.	1,005,750
10,000	SunTrust Banks, Inc.	789,900

		5,553,720

	Consumer Financial Services — 10.9%
19,000	CIT Group, Inc.	988,950
12,000	Fannie Mae (Federal National Mortgage)	711,120
17,000	Freddie Mac (Federal Home Loan)	1,172,830

		2,872,900

	Insurance - Accident and Health — 2.6%
35,000	UnumProvident Corp.	692,300

	Insurance - Life — 13.1%
19,000	Genworth Financial, Inc., Class A	635,360
8,000	Lincoln National Corp.	506,480
16,000	MetLife, Inc.	914,080
15,000	Principal Financial Group, Inc.	847,350
7,000	Prudential Financial, Inc.	538,510

		3,441,780

	Insurance - Property and Casualty — 8.2%
9,000	American International Group, Inc.	604,530
24,000	CNA Financial Corp.*	898,800
1,000	Everest Re Group Ltd.	99,180
1,000	MBIA, Inc.	62,020

The FBR Funds

FBR Large Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Insurance - Property and Casualty — 8.2% (continued)
1,000	MGIC Investment Corp.	$58,760
5,000	The Hartford Financial Services Group, Inc.	435,850

		2,159,140

	Investment Services — 23.4%
18,000	Ameriprise Financial, Inc.	927,000
11,000	Lehman Brothers Holdings, Inc.	856,240
11,000	Merrill Lynch & Company, Inc.	961,620
16,000	Morgan Stanley	1,222,880
7,000	The Bear Stearns Companies, Inc.	1,059,450
6,000	The Goldman Sachs Group, Inc.	1,138,740

		6,165,930

	Savings and Loans - Savings Banks — 4.7%
20,000	Astoria Financial Corp.	580,200
20,000	Sovereign Bancorp, Inc.	477,200
4,000	Washington Mutual, Inc.	169,200

		1,226,600

	Total Common Stocks (Cost $22,090,284)	25,794,704

PAR

	REPURCHASE AGREEMENT — 3.6%
$941,000	With Mizuho Securities, Inc. dated 10/31/06 at 5.25% to be repurchased at $941,137 on 11/1/06, collateralized by U.S. Treasury Note, 5.125% due 5/15/16, value $965,733 (Cost $941,000)	941,000

	Total Investments — 101.6% (Cost $23,031,284)	26,735,704

	Liabilities Less Other Assets — (1.6%)	(422,524)

	Net Assets — 100.0%	$26,313,180

*	Non-income producing security
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

16

The FBR Funds

FBR Large Cap Technology Fund
Management Overview

Portfolio Managers: David Ellison and Winsor Aylesworth

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2006, the FBR Large Cap Technology Fund appreciated 16.40%. This compares to the Lipper Science & Technology Fund Index, the S&P 500 Index, and the NASDAQ Composite Index which returned 9.43%, 16.34%, and 12.49% for the same period respectively.

What factors contributed to the Fund’s performance?

Investors enjoyed a successful year as the Fund earned double digit returns and outpaced its peer group and benchmarks over the course of our fiscal year. The Fund’s investments continue to mirror our belief that reasonably valued technology companies with minimal debt, a history of profitability and a track record of consistent growth in book value will serve us best over the long term.

The technology sector continues to act as a good surrogate for the domestic and global economy. The year is ending with generally growing economies as interest rates have stabilized and energy prices have eased throughout the world. The success of the iPod, the desirability of hi-definition televisions, the digital camera revolution and the new gaming consoles by Microsoft, Sony and Nintendo has stimulated much of the consumer demand in this sector.

What is the outlook for the Fund and the technology sector?

As we look towards 2007, the consumer will be offered newer, better, faster and cheaper technology solutions for all the things that may have caught his or her eye in 2006. As hi-definition televisions continue to proliferate, we expect to see another round of upgrades for DVD players, HD Camcorders and other peripheral products and devices.

Corporately, the new Microsoft operating system due out in early 2007 will drive new spending. As the world economies expand and interact, corporations and governments will be faced with increasingly complex challenges that can only be solved and effectively addressed by upgraded technology solutions. So, by most measures, the demand for technology should remain strong. Companies that are capable of meeting this demand and that have the capital available to invest in innovation should benefit. Of course, the markets don’t move in just one direction. Hence, we can expect the market to correct or pause over the course of the next fiscal year. By following the Fund’s proven strategy of buying large, low leveraged, growing companies at “value” prices, we are able to provide the downside protection we strive for during turbulent market conditions. Our outlook for the Fund

The FBR Funds

FBR Large Cap Technology Fund
Management Overview (continued)

in 2007 is positive knowing we are positioned to participate in any technology rally that may occur, and that we are somewhat insulated from the downside volatility that accompanies the sector because of our strict attention to valuation.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Large Cap Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2006(4)
		Annualized
		Since
	One Year	Inception(5)

FBR Large Cap Technology Fund(1)(2)	16.40%	8.73%
S&P 500 Index(1)(3)	16.34%	6.28%
NASDAQ Composite Index(1)(3)	12.49%	5.21%
Lipper Science & Technology Fund Index(1)(3)	9.43%	0.76%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data curernt to the most recent month-end, please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Lipper Technology & Science Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period February 1, 2002 (commencement of investment operations) through October 31, 2006.

The FBR Funds

FBR Large Cap Technology Fund
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 81.8%
	Audio and Video Equipment — 2.4%
23,000	Sony Corp. ADR	$942,540

	Biotechnology and Drugs — 11.7%
6,375	ALTANA AG ADR	355,406
2,600	AmerisourceBergen Corp.	122,720
7,700	Biogen Idec, Inc.*	366,520
15,800	Merck & Company, Inc.	717,636
18,405	Novartis AG ADR	1,117,736
65,175	Schering-Plough Corp.	1,442,974
13,900	Serono S.A. ADR	302,881
7,000	Watson Pharmaceuticals, Inc.*	188,370

		4,614,243

	Business Services — 0.8%
3,600	International Business Machines Corp.	332,388

	Capital Goods - Miscellaneous — 1.3%
4,000	Cummins, Inc.	507,920

	Communications Equipment — 8.5%
10,150	Comverse Technology, Inc.*	220,966
4,500	Garmin Ltd.	240,345
28,167	LM Ericsson Telephone Co. ADR	1,065,276
68,500	Motorola, Inc.	1,579,609
24,700	Tellabs, Inc.*	260,338

		3,366,534

	Communications Services — 3.8%
43,325	AT&T, Inc.	1,483,881

	Computer Hardware — 0.4%
2,000	Apple Computer, Inc.*	162,160

	Computer Peripherals — 4.5%
29,675	Canon, Inc. ADR	1,584,348
5,000	Hewlett-Packard Co.	193,700

		1,778,048

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Computer Services — 2.2%
9,800	Computer Sciences Corp.*	$517,930
8,500	NCR Corp.*	352,920

		870,850

	Computer Storage Devices — 2.7%
17,575	EMC Corp.*	215,294
13,200	SanDisk Corp.*	634,920
9,500	Seagate Technology	214,510

		1,064,724

	Electronic Instruments and Controls — 6.4%
7,500	Agilent Technologies, Inc.*	267,000
12,425	American Power Conversion Corp.	375,608
5,400	Arrow Electronics, Inc.*	161,190
35,265	AU Optronics Corp. ADR	478,899
9,375	Jabil Circuit, Inc.	269,156
9,600	Molex, Inc.	335,040
8,025	TDK Corp. ADR	627,555

		2,514,448

	Office Equipment — 0.9%
20,000	Xerox Corp.*	340,000

	Personal and Household Products — 2.2%
17,375	McKesson Corp.	870,314

	Photography — 1.2%
12,390	FUJIFILM Holdings Corp. ADR	460,784

	Retail - Catalog and Mail Order — 0.7%
4,100	CDW Corp.	269,247

	Semiconductors — 31.1%
8,950	Advanced Micro Devices, Inc.*	190,367
8,000	Analog Devices, Inc.	254,560
31,950	Applied Materials, Inc.	555,611
40,400	Flextronics International Ltd.*	468,640
11,442	Freescale Semiconductor, Inc., Class B*	450,014

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Semiconductors — 31.1% (continued)
48,100	Infineon Technologies AG ADR*	$584,896
51,800	Intel Corp.	1,105,412
9,500	Intersil Corp.	222,775
11,775	KLA-Tencor Corp.	578,977
11,800	Kyocera Corp. ADR	1,059,758
8,600	Lam Research Corp.*	425,270
11,700	Marvell Technology Group Ltd.*	213,876
17,900	Maxim Integrated Products, Inc.	537,179
11,200	Microchip Technology, Inc.	368,816
40,650	Micron Technology, Inc.*	587,393
16,875	National Semiconductor Corp.	409,894
8,700	Novellus Systems, Inc.*	240,555
53,000	STMicroelectronics N.V. NYS	920,080
114,004	Taiwan Semiconductor Manufacturing Company Ltd. ADR	1,105,838
52,800	Texas Instruments, Inc.	1,593,503
16,900	Xilinx, Inc.	431,119

		12,304,533

	Software and Programming — 1.0%
10,500	Check Point Software Technologies Ltd.*	217,560
5,800	Microsoft Corp.	166,518

		384,078

	Total Common Stocks (Cost $30,120,170)	32,266,692

	EXCHANGE TRADED FUNDS — 3.0%
16,000	PowerShares Dynamic Biotechnology & Genome Portfolio*	296,800
16,000	streetTRACKS® Morgan Stanley Technology ETF	880,160

	Total Exchange Traded Funds (Cost $1,087,973)	1,176,960

The FBR Funds

FBR Large Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENT — 18.9%
$7,440,000	With Mizuho Securities, Inc. dated 10/31/06 at 5.25% to be repurchased at $7,441,085 on 11/1/06, collateralized by U.S. Treasury Note, 5.125% due 5/15/16, value $7,635,552 (Cost $7,440,000)	$7,440,000

	Total Investments — 103.7% (Cost $38,648,143)	40,883,652

	Liabilities Less Other Assets — (3.7%)	(1,476,359)

	Net Assets — 100.0%	$39,407,293

*	Non-income producing security
ADR	American Depositary Receipts
NYS	New York Shares

The accompanying notes are an integral part of the financial statements.

24

The FBR Funds

FBR Small Cap Fund
Management Overview

Investment Sub Adviser: Akre Capital Management, LLC

Portfolio Manager: Charles T. Akre, Jr.

As I write this 2006 year end report, I have the occasion to think about it in terms of our nearly ten years of operation. Our achievement has been significant. We have compounded shareholders capital (per share) at an annual rate of 17.50% from inception1 through November 30, 2006. This of course is in no way predictive of future results, but is significant because of a) its very high absolute rate, and b) the Fund’s return relative to many different indices. For example, during the same time period, the S&P 500 Index (“S&P”) compounded at 8.34%, the Russell 2000 Index at 9.56%, and the Lipper Small Cap Growth Index at 9.56%.

The FBR Small Cap Fund returned 24.53%, 20.83% and 17.15% for the one-year, five-years and since inception time periods ended October 31, 2006, respectively2.

Recently, the financial media has compared fund managers based on the number of years they “beat” the S&P. The case of Bill Miller at Legg Mason is the most notable. When I examined what their compound annual returns had been, I found it significantly below our returns. By way of comparison during our first four calendar years of operation, we provided investors with returns that lagged the S&P twice, and over our entire nine year history, we bested the S&P merely six years.

The focus on beating the market on a calendar basis is, I believe, both misleading and wrong focused. My question is “Which would you rather have over the course of nearly ten years? A 17+% average annual return or a low teens annual return where the Fund has “beat” the S&P for a long string of consecutive years?”

For me the answer is obvious both on its face and because I understand well the level of risk undertaken in achieving our results.

In all of the nine prior years’ reports to shareholders, I have spent some time sharing with you our investment process and style. Briefly, we look for high returns on capital businesses, run by honest, diligent and fair managers, where an opportunity exists to reinvest excess profits to continue to earn above average returns on capital. When we find one of these, we describe it as our “little compounding machines.”

We then add that we are unwilling to pay very much for these opportunities, which is our way of saying that valuation at purchase is very important.

[1]	The FBR Small Cap Fund commenced operations on January 3, 1997

[2]
Past Performance is No Guarantee of Future Results. The current performance may be lower or higher than performance data quoted. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com. Investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost.

The FBR Funds

FBR Small Cap Fund
Management Overview (continued)

On average, the outcome of our process has produced investments with more growth, higher returns on capital, more often than not stronger balance sheets and lower valuations, than the overall “market”.

We believe it is intuitive that with these characteristics our returns are more likely to be above market (on average) with below market levels of risk.

This in essence is our risk profile. When we identify these outstanding businesses we want to own lots of them, and accordingly our portfolio doesn’t resemble the run of the mill mutual fund with 50 or 100 separate holdings. You can expect it never will.

I read in academic studies that fully 90% of the value added by diversification is achieved with only nine holdings. We are very comfortable with our process and say again, “examine the results.”

It has been traditional to comment on the market outlook in general and small-cap stocks in particular. As we have shared with you in the past, we have no-clue where the market is headed, or how small-cap stocks will perform in the coming year. You can be certain that we will remain true to the process which has caused the over nine years of results we spoke of at the outset.

Several months ago the Trustees of the Fund asked us if we would consider reopening the Fund. Our response then was that we believe we are likely to have some opportunities in the next year or two, and therefore agree that reopening the Fund makes sense. This remains our view today.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2006(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Small Cap Fund(1)(2)	24.53%	20.83%	17.15%
Russell 2000 Index(1)(3)	19.98%	13.75%	9.39%
Lipper Small Cap Growth Index(1)(3)	12.57%	8.36%	6.73%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are umanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Small Cap Growth Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Small Cap Growth Fund Index is an equally weighted index of the largest thirty funds within the small-cap fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2006. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Small Cap Fund
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 93.6%
	Banks - Regional — 0.1%
50,000	Bancshares of Florida, Inc.*	$1,044,500

	Biotechnology and Drugs — 0.4%
228,100	Bradley Pharmaceuticals, Inc.*	3,968,940

	Casinos and Gaming — 29.5%
1,600,000	Bally Technologies, Inc.*	31,760,000
42,822	Florida Gaming Corp.*	541,698
20,000	International Game Technology	850,200
212,300	Isle of Capri Casinos, Inc.*	5,328,730
992,000	Monarch Casino & Resort, Inc.*†	22,002,560
4,100,000	Penn National Gaming, Inc.*	149,937,001
1,471,407	Pinnacle Entertainment, Inc.*	44,524,776
157,500	Shuffle Master, Inc.*	4,406,850
234,861	Station Casinos, Inc.	14,162,118

		273,513,933

	Communications Services — 15.9%
4,107,256	American Tower Corp., Class A*	147,943,361

	Construction - Supplies and Fixtures — 5.7%
730,850	American Woodmark Corp.	27,034,142
902,300	Simpson Manufacturing Company, Inc.	25,616,297

		52,650,439

	Construction Services — 3.3%
566,666	D.R. Horton, Inc.	13,276,984
600,000	Toll Brothers, Inc.*	17,346,000

		30,622,984

	Consumer Financial Services — 2.5%
873,000	AmeriCredit Corp.*	22,322,610
28,200	White River Capital, Inc.*	517,470

		22,840,080

	Electric Utilities — 2.4%
1,000,000	The AES Corp.*	21,990,000

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Insurance - Miscellaneous — 1.8%
50,000	Brown & Brown, Inc.	$1,463,000
393,500	Hilb Rogal and Hobbs Co.	15,708,520

		17,171,520

	Insurance - Property and Casualty — 11.3%
80	Berkshire Hathaway, Inc., Class B*	281,200
61,000	Investors Title Co.	3,127,165
255,400	Markel Corp.*	102,032,300

		105,440,665

	Office Equipment — 2.5%
1,085,400	Global Imaging Systems, Inc.*	23,629,158

	Oil and Gas Operations — 3.0%
397,890	MarkWest Hydrocarbon, Inc.	13,062,729
211,800	Penn Virginia Corp.	15,154,290

		28,217,019

	Recreational Activities — 0.8%
603,800	Dover Motorsports, Inc.	3,188,064
60,000	International Speedway Corp., Class A	3,114,600
19,000	International Speedway Corp., Class B	986,100

		7,288,764

	Retail - Specialty — 13.1%
3,445,336	99 Cents Only Stores*	41,309,579
107,900	Big 5 Sporting Goods Corp.	2,593,916
1,500,000	CarMax, Inc.*	66,450,000
356,508	O’Reilly Automotive, Inc.*	11,511,643

		121,865,138

	Software and Programming — 0.2%
32,000	MICROS Systems, Inc.*	1,589,760

	Transportation Services — 1.1%
464,997	Dynamex, Inc.*	9,853,286

	Total Common Stocks (Cost $476,369,650)	869,629,547

The FBR Funds

FBR Small Cap Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	PREFERRED STOCK — 0.5%
	Insurance - Life — 0.5%
200,000	ING Groep N.V., 6.125% (Cost $5,000,000)	$4,996,000

PAR

	REPURCHASE AGREEMENT — 6.0%
$56,217,000	With Mizuho Securities, Inc. dated 10/31/06 at 5.25% to be repurchased at $56,225,198 on 11/1/06, collateralized by U.S. Treasury Note, 5.125% due 5/15/16, value $57,694,597 (Cost $56,217,000)	56,217,000

	Total Investments — 100.1% (Cost $537,586,650)	930,842,547

	Liabilities Less Other Assets — (0.1%)	(1,252,417)

	Net Assets — 100.0%	$929,590,130

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)
Note:	For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview

Portfolio Manager: David Ellison

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2006, the FBR Small Cap Financial Fund appreciated 11.81%. This compares to the Lipper Financial Services Fund Index and the Russell 2000 Index, which returned 16.70% and 19.98% for the same period respectively.

What factors contributed to the Fund’s performance?

We believe that the overall positive performance of the Fund was primarily due to investor confidence in the constancy of financial institutions. Despite a difficult operating environment, industry fundamentals remained relatively stable, which led to continued strong valuations for the financial sector.

During fiscal year 2006, the Fund underperformed the relevant indices. The positive performance of the financial services sector as a whole can be primarily attributed to brokerages, asset management companies and REITs. Although less than in fiscal year 2005, the Fund was underweight in these sub-sectors in fiscal year 2006 in favor of the traditional small-cap banking business model. This was a major reason why the Fund lagged its financial services peer group, which in turn lagged the broader market, as telecommunication services, energy, and utilities outperformed.

The environment was characterized by a further flattening and eventual inversion of the yield curve, the unraveling of an inflated housing market, and doubts about the ability of the consumer to meet debt obligations. Certain fundamentals held up better than expected, illustrated by: stable asset quality, lower yet still positive core deposit and loan growth, and only slightly lower returns on average assets and average equity. However, the inverted yield curve placed downward pressure on the net interest incomes of small banks, resulting in decreasing sequential earnings per share (“EPS”) growth. The rise in short-term interest rates also increased liability costs, while the lack of similar increases in yielding assets strained lending profit margins. Small financial companies typically generate the bulk of their profits from their loans, while their larger counterparts have more diversified profit sources, including brokerage, trading, money management and investment banking.

What is the outlook for the Fund and the financial services sector?

 Despite the current difficult operating environment, we believe the outlook for small-cap financial services companies is positive as industry fundamentals remain favorable. While there continues to be near-term pressure on profits, we expect these will abate and more normalized EPS growth rates will return. We believe that negative trends in interest rates have been the primary contributor to slower EPS growth over the last year. When this negative trend slows or reverses, EPS growth will improve and stock prices should follow. Finally, acquisition activity, which has been below historical levels, could also increase, resulting in a noticeable benefit to smaller banks and thrifts.

The FBR Funds

FBR Small Cap Financial Fund
Management Overview (continued)

We will continue to concentrate the Fund’s assets in small-cap financial companies that have a history of effective capital management, adhere to low-risk business strategies, and trade at below average valuations. This strategy has the intended effect of reducing the downside risk associated with investing in the financial sector over the long-term.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Financial Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2006(4)
			Annualized
		Annualized	Since
	One Year	Five Year	Inception(5)

FBR Small Cap Financial Fund(1)(2)	11.81%	17.39%	16.36%
Russell 2000 Index(1)(3)	19.98%	13.75%	9.39%
Lipper Financial Services Fund Index(1)(3)	16.70%	11.38%	10.86%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Financial Services Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
Russell 2000 Index is comprised of the smallest of the 2000 companies of the Russell 3000 Index, representing approximately 8% of the Russell 3000’s total market-capitalization. The Lipper Financial Services Fund index is an equally weighted index of the largest thirty funds within the financial services fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)
For the period January 3, 1997 (commencement of investment operations) through October 31, 2006. Certain purchases made by shareholders within this period would have been subject to an initial maximum sales charge of up to 5.50%. As a result, total returns for such shareholders would have been lower.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 98.2%
	Banks - Regional — 17.4%
183,113	Bancorp Rhode Island, Inc.	$7,813,432
662,895	Bank Mutual Corp.	8,034,287
234,328	Banner Corp.	10,183,895
35,000	Beverly National Corp.	822,500
42,727	Greenville First Bancshares, Inc.*	894,703
235,770	ITLA Capital Corp.	13,467,183
70,000	Patriot National Bancorp, Inc.	1,722,000
303,123	Taylor Capital Group, Inc.	10,563,837
169,118	Yardville National Bancorp	6,741,043

		60,242,880

	Consumer Financial Services — 3.2%
61,569	Advanta Corp., Class B	2,415,968
125,000	AmeriCredit Corp.*	3,196,250
162,391	ASTA Funding, Inc.	5,527,789

		11,140,007

	Insurance - Life — 0.4%
27,000	Stancorp Financial Group, Inc.	1,233,630

	Insurance - Property and Casualty — 0.2%
50,000	Affirmative Insurance Holdings, Inc.	830,500

	REITs - Mortgage — 6.4%
10,000	Affordable Residential Communities, Inc.*	109,800
280,000	Annaly Mortgage Management, Inc.	3,673,600
295,000	Anworth Mortgage Asset Corp.	2,678,600
65,000	Impac Mortgage Holdings, Inc.	615,550
30,000	KKR Financial Corp.	804,900
275,600	Luminent Mortgage Capital, Inc.	2,924,116
440,000	MFA Mortgage Investments, Inc.	3,484,800
25,000	New Century Financial Corp.	984,500
28,650	New York Mortgage Trust, Inc.	110,876
133,800	Opteum, Inc., Class A	1,109,202
225,000	Thornburg Mortgage, Inc.	5,778,000

		22,273,944

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Savings and Loans - Savings Banks - Central — 4.8%
86,000	Capitol Federal Financial	$3,259,400
125,000	Flagstar Bancorp, Inc.	1,878,750
101,698	HMN Financial, Inc.	3,395,696
184,679	MAF Bancorp, Inc.	7,957,818

		16,491,664

	Savings and Loans - Savings Banks - East — 22.4%
566,497	Dime Community Bancshares, Inc.	7,902,633
172,461	Flushing Financial Corp.	3,033,589
30,740	Harleysville Savings Financial Corp.	537,950
99,308	Hingham Institution for Savings	3,600,412
2,213,156	Hudson City Bancorp, Inc.	30,386,632
105,000	Investors Bancorp, Inc.*	1,562,400
106,745	MASSBANK Corp.	3,558,878
271,675	Parkvale Financial Corp.	9,101,113
130,439	PennFed Financial Services, Inc.	2,394,860
158,250	People’s Bank	6,440,775
36,000	Provident Financial Services, Inc.	660,240
78,688	TF Financial Corp.	2,536,901
91,748	WSFS Financial Corp.	5,912,241

		77,628,624

	Savings and Loans - Savings Banks - South — 10.9%
960,163	BankUnited Financial Corp., Class A	25,895,596
578,693	Franklin Bank Corp.*	11,695,386

		37,590,982

	Savings and Loans - Savings Banks - West — 32.5%
72,000	Beverly Hills Bancorp, Inc.	604,080
325,900	Downey Financial Corp.	22,447,992
470,000	FirstFed Financial Corp.*	29,031,899
80,335	Harrington West Financial Group, Inc.	1,364,088
270,471	Pacific Premier Bancorp, Inc.* †	3,286,223
311,100	PFF Bancorp, Inc.	9,647,211
596,000	Sterling Financial Corp.	19,822,960
1,124,734	Washington Federal, Inc.	26,138,818

		112,343,271

	Total Common Stocks (Cost $252,066,057)	339,775,502

The FBR Funds

FBR Small Cap Financial Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENT — 1.8%
$6,367,000	With Mizuho Securities, Inc. dated 10/31/06 at 5.25% to be repurchased at $6,367,929 on 11/1/06, collateralized by U.S. Treasury Note, 5.125% due 5/15/16, value $6,534,349 (Cost $6,367,000)	$6,367,000

	Total Investments — 100.0% (Cost $258,433,057)	346,142,502

	Other Assets Less Liabilities — N.M.	12,244

	Net Assets — 100.0%	$346,154,746

*	Non-income producing security
†	Affiliated issuer as defined in the Investment Company Act of 1940 (ownership of at least 5% of the outstanding voting securities of an issuer)
N.M.	Not meaningful

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Small Cap Technology Fund
Management Overview

Portfolio Manager: Robert C. Barringer, CFA

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2006, the FBR Small Cap Technology Fund appreciated 19.87%. This compares to the Lipper Science & Technology Fund Index, the NASDAQ Composite Index, and the Russell 2500 Technology Index which returned 9.43%, 12.49%, and 18.28% for the same period, respectively.

What factors contributed to the Fund’s performance?

The Fund performed well this year, particularly relative to the Lipper Science & Technology Fund Index and the NASDAQ Composite Index. In a reversal of the trend from the previous year, small-cap technology stocks outperformed their larger peers, just as small-caps outperformed their large-cap peers in the overall market. We believe the small-cap indices performed better in the face of a rising short-term interest rate environment because most investors are anticipating a relatively soft landing for the economy and a possible rate cut by the Federal Reserve.

Over the course of the fiscal year, our investment process identified the semiconductor sector, more specifically the semi-cap equipment manufacturing group, as reaching near peak valuations. As a result, we captured some of the gains and decreased our overall exposure to the sector. The same disciplined process led us to overweight the software and programming sector, where we were able to purchase companies with terrific business models that have virtually no debt, and generate high levels of free cash flow at very attractive valuations.

What is the outlook for the Fund and the technology sector?

The outlook for the sector remains bright as consumers and corporations continue to adopt the use of technology solutions across all areas of life. We believe this trend will continue to drive demand for the foreseeable future. Technology spending is increasingly a business necessity, and failure to stay on the leading edge can create competitive disadvantages. Corporate spending on technology should remain robust as healthy balance sheets with ample cash and operational earnings are invested to support business models.

Consumers also appear to be approaching their technology purchases as more of a necessity than in the past, choosing other purchase categories to cut for discretionary purposes. The long awaited computing and communication convergence is a reality and consumers believe that being connected is an important lifestyle choice. While some are questioning the sustainability of consumer spending at this time, consumers have shown a continued desire to spend in this area.

The FBR Funds

FBR Small Cap Technology Fund
Management Overview (continued)

As always, we will continue to search for well-run conservatively financed small-cap technology companies with large business opportunities and a sustainable competitive advantage that we are able to purchase at a reasonable price.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Small Cap Technology Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2006(4)
	One Year	Since Inception(5)

FBR Small Cap Technology Fund(1)(2)	19.87%	4.63%
NASDAQ Composite Index(1)(3)	12.49%	4.24%
Russell 2500 Technology Index(1)(3)	18.28%	(1.49%)
Lipper Science & Technology Fund Index(1)(3)	9.43%	1.06%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)
The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. Investors should note that the Fund is a professionally managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses, except for the Lipper Science & Technology Fund Index which reflects fund expenses.

(2)
FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown includes fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)
The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small Cap stocks. The Russell 2500 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science. The Lipper Science & Technology Fund Index is an equally weighted index of the largest thirty funds within the science and technology fund classification as defined by Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar investment objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	For the period January 20, 2004 (commencement of investment operations) through October 31, 2006.

The FBR Funds

FBR Small Cap Technology Fund
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	COMMON STOCKS — 101.4%
	Biotechnology and Drugs — 0.9%
1,300	Martek Biosciences Corp.*	$30,836

	Capital Goods - Miscellaneous — 4.2%
5,175	Intermec, Inc.*	116,955
900	Zebra Technologies Corp., Class A*	33,543

		150,498

	Chemical Manufacturing — 1.0%
1,200	Cabot Microelectronics Corp.*	34,260

	Communications Equipment — 6.3%
5,250	Andrew Corp.*	48,615
2,000	Arris Group, Inc.*	26,800
8,375	Foundry Networks, Inc.*	106,028
1,100	NETGEAR, Inc.*	29,480
1,000	Redback Networks, Inc.*	15,820

		226,743

	Communications Services — 0.6%
3,250	@Road, Inc.*	20,443

	Computer Hardware and Services — 11.0%
1,200	Agilysys, Inc.	17,796
1,500	CyberSource Corp.*	15,375
2,500	Epicor Software Corp.*	35,075
4,800	Ingram Micro, Inc., Class A*	98,928
2,300	MIPS Technologies, Inc.*	16,951
1,700	Online Resources Corp.*	17,782
2,850	Palm, Inc.*	43,748
3,500	Perot Systems Corp., Class A*	51,625
1,300	SYNNEX Corp.*	29,185
1,700	Tech Data Corp.*	66,895

		393,360

	Computer Networks — 8.6%
8,700	3Com Corp.*	42,282
1,300	Broadwing Corp.*	19,474

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Computer Networks — 8.6% (continued)
5,475	Convergys Corp.*	$116,125
600	F5 Networks, Inc.*	39,714
1,200	RADWARE Ltd.*	17,520
3,700	Sykes Enterprises, Inc.*	75,073

		310,188

	Computer Peripherals — 3.2%
2,000	ScanSource, Inc.*	62,780
3,550	Symbol Technologies, Inc.	53,002

		115,782

	Computer Storage Devices — 4.4%
5,850	Brocade Communications Systems, Inc.*	47,444
2,525	Emulex Corp.*	47,469
850	Imation Corp.	38,905
1,250	Western Digital Corp.*	22,850

		156,668

	Electronic Instruments and Controls — 12.9%
2,550	Arrow Electronics, Inc.*	76,117
2,900	Avnet, Inc.*	68,671
1,862	Benchmark Electronics, Inc.*	49,436
4,000	KEMET Corp.*	29,400
1,600	Methode Electronics, Inc.	17,712
8,000	MRV Communications, Inc.*	27,360
1,800	Nam Tai Electronics, Inc.	28,062
2,450	Plexus Corp.*	53,704
17,950	Solectron Corp.*	59,953
4,050	Vishay Intertechnology, Inc.*	54,635

		465,050

	Medical Equipment and Supplies — 0.6%
850	Wright Medical Group, Inc.*	21,004

	Scientific and Technical Instruments — 3.5%
1,150	Analogic Corp.	64,182
800	Coherent, Inc.*	25,784
1,800	OSI Systems, Inc.*	37,260

		127,226

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Security Systems and Services — 0.5%
1,000	Checkpoint Systems, Inc.*	$18,210

	Semiconductors — 17.0%
3,000	Aeroflex, Inc.*	32,400
12,775	Atmel Corp.*	73,455
800	ATMI, Inc.*	25,352
3,000	Axcelis Technologies, Inc.*	20,700
2,050	Cirrus Logic, Inc.*	14,473
1,000	Cypress Semiconductor Corp.*	16,790
4,005	Entegris, Inc.*	44,896
1,000	Fairchild Semiconductor International, Inc.*	16,110
2,425	International Rectifier Corp.*	87,226
1,775	MKS Instruments, Inc.*	38,429
1,150	Photronics, Inc.*	16,089
4,500	RF Micro Devices, Inc.*	32,850
400	Silicon Laboratories, Inc.*	13,052
2,600	Silicon Storage Technology, Inc.*	10,894
4,000	SimpleTech, Inc.*	34,640
1,950	Standard Microsystems Corp.*	60,119
1,475	Teradyne, Inc.*	20,680
4,500	TriQuint Semiconductor, Inc.*	20,250
400	Varian Semiconductor Equipment Associates, Inc.*	14,596
1,200	Zoran Corp.*	16,704

		609,705

	Software and Programming — 26.7%
1,000	Aladdin Knowledge Systems Ltd.*	17,860
750	Altiris, Inc.*	16,883
1,600	Business Objects S.A. ADR*	59,264
500	Cognos, Inc.*	18,240
10,800	Compuware Corp.*	86,831
800	GSI Commerce, Inc.*	14,424
2,900	Hyperion Solutions Corp.*	108,459
2,200	Interwoven, Inc.*	27,984
1,200	JDA Software Group, Inc.*	17,652
3,100	Lawson Software, Inc.*	23,622

The FBR Funds

FBR Small Cap Technology Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE
SHARES		(NOTE 2)

	Software and Programming — 26.7% (continued)
1,300	Open Text Corp.*	$23,504
1,200	Progress Software Corp.*	34,548
2,000	Quest Software, Inc.*	29,460
1,850	RightNow Technologies, Inc.*	30,562
1,300	salesforce.com, Inc.*	50,726
1,650	SPSS, Inc.*	45,656
1,500	Stellent, Inc.	16,755
2,400	Sybase, Inc.*	58,440
4,000	Take-Two Interactive Software, Inc.*	55,960
2,625	THQ, Inc.*	78,934
12,850	TIBCO Software, Inc.*	118,862
1,800	webMethods, Inc.*	13,536
1,300	Website Pros, Inc.*	13,962

		962,124

	Total Common Stocks (Cost $3,413,741)	3,642,097

PAR

	REPURCHASE AGREEMENT — 3.2%
$114,000	With Mizuho Securities, Inc. dated 10/31/06 at 5.25% to be repurchased at $114,017 on 11/1/06, collateralized by U.S. Treasury Note, 5.125% due 5/15/16, value $116,996 (Cost $114,000)	114,000

	Total Investments — 104.6% (Cost $3,527,741)	3,756,097

	Liabilities Less Other Assets — (4.6%)	(164,578)

	Net Assets — 100.0%	$3,591,519

*	Non-Income producing security
ADR	American Depositary Receipts

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview

Portfolio Manager: Winsor Aylesworth

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2006, the FBR Gas Utility Index Fund appreciated 16.84%. This compares to the American Gas Association Stock Index (“AGA Stock Index”), the Lipper Utility Index and the S&P 500 Index (“S&P”) which returned 17.53%, 22.29% and 16.34% for the same period respectively.

What factors contributed to the Fund’s performance?

By most measures, your Fund had a good year. It had double digit returns, outperformed the S&P and marginally outperformed its benchmark (less expenses), the AGA Stock Index. The one blip on the performance screen was an underperformance versus the Lipper Utility Index, which measures a more broadly defined Utility sector, including water and telephone utilities. As we mentioned in the semi-annual letter, these two types of companies are not part of the mandate for the Fund.

In recent annual reports, I have indicated that the companies of the Fund are dependent on numerous “macro” influences. A quick review of two of these major factors reveals an environment that was generally positive for utilities.

The Weather: After the devastating 2005 hurricane season,2006 was generally a non-event, with no major hurricanes impacting the United States. This reinforces how tough it is to predict weather events, and shows that weather usually reverts to the long-term average patterns. Although various parts of the country had weather anomalies in temperature that impacted energy demand, there were no “disastrous”events that could have had a negative impact on earnings.

The Economy: 2006 was a year reflecting a slowly growing economy. Wholesale prices for energy, natural gas and oil peaked and then receded during the year. The Federal Reserve paused its steady discount rate increases, which has had a positive impact on utilities stocks.

With weather under control and the economy on a slow steady growth pattern, and wholesale costs for oil and gas down from their highs, 2006 was, in general, an operating “sweet spot” for the companies of your Fund.

What is the outlook for the Fund and the utility sector?

So can 2007 be a repeat of 2006? Much like the weather, utility stocks usually perform within the range of their “long-term” averages. Where this expectation fits in relation to other investments, only time will tell. Time has rewarded patient Fund investors. Over the almost eighteen year history of the Fund, investors have enjoyed total returns in excess of the S&P, a broad based measure of the markets.

The FBR Funds

FBR Gas Utility Index Fund
Management Overview (continued)

The impact of the weather can not be predicted, but keep in mind, if we experience above average winter temperatures across the densely populated areas of the country, we could see a negative impact on utility earnings, while below average winter temperatures should have a positive effect. In the summer months, the opposite tends to hold true. On a more personal level, when the electric or gas meter is spinning at your home, this is good for your utility company even if it is expensive for you and your family.

Predicting the future direction of the economy is much like predicting the weather, an inexact science. Nonetheless, we can identify some trends. Housing appears to be softening around the country. If fewer houses are built, then one source of growth, new utility connections, is reduced for your Fund’s companies. Interest rates appear to be stable or heading lower. This should be a positive for Fund investments as investors seek out sources of dividend income, a utility trademark.

Energy prices seem to have peaked. Although we all (corporately and personally) appreciate lower prices, understand that recent price declines could quickly go away with one international “event” or one cold snap for example. Corporations including utility companies work best in stable energy price environments.

While we hope 2007 brings such an environment, we are comforted to know that FBR Gas Utility Index Fund continues to provide investors with a well diversified way to invest in a generally conservative sector, with the opportunity for capital appreciation and a consistent dividend component.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Gas Utility Index Fund

Comparison of Changes in Value of $10,000 Investment in
Fund Shares(1)(2) vs. Various Indices(1)(3)

Total Returns—For the Periods Ended October 31, 2006(4)(5)
		Annualized	Annualized
	One Year	Five Year	Ten Year

FBR Gas Utility Index Fund(1)(2)	16.84%	9.05%	10.09%
S&P 500 Index(1)(3)	16.34%	7.24%	8.64%
A.G.A. Stock Index(1)(3)	17.53%	9.19%	10.58%
Lipper Utility Fund Index(1)(3)	22.29%	10.34%	9.40%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
The performance data quoted represents past performance and the current performance may be lower or higher. The investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end please call 888.200.4710 or visit www.fbrfunds.com.

(1)

The graph assumes a hypothetical $10,000 initial investment in the Fund and reflects the reinvestment of dividends and all Fund expenses. The indices are unmanaged, do not incur expenses and are not available for investment. The performance of the indices includes reinvested dividends, and does not reflect sales charges or expenses.

(2)

FBR Fund Advisers, Inc. waived a portion of its advisory fees and agreed to contractually reimburse a portion of the Fund’s operating expenses, as necessary, to maintain existing expense limitations, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses in excess of expense limitations.

(3)

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries. The A.G.A. Stock Index is a market capitalization weighted index, adjusted monthly, consisting of member companies of the American Gas Association. The Lipper Utility Fund Index is an equally weighted index of the largest ten funds within the utility fund classification as defined by the Lipper Inc. The index is rebalanced quarterly. Lipper Analytical Services, Inc., is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Each Lipper Average is based on a universe of funds with similar objectives.

(4)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(5)	Effective April 1, 2003, the Fund changed its fiscal year-end from March 31 to October 31.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by industry sectors. The underlying securities represent a percentage of the portfolio investments.

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments
October 31, 2006

		VALUE	PERCENT OF
SHARES		(NOTE 2)	NET ASSETS

	COMMON STOCKS — 98.4%
402,710	Enbridge, Inc.	$13,651,868	5.0%
417,950	TransCanada Corp.	13,524,861	5.0
334,940	E.ON AG ADR	13,441,141	5.0
421,987	Duke Energy Corp.	13,351,668	5.0
207,676	National Grid PLC ADR	13,177,041	4.9
310,400	KeySpan Corp.	12,596,031	4.7
897,000	El Paso Corp.	12,288,899	4.6
140,550	Dominion Resources, Inc.	11,383,144	4.2
236,325	PG&E Corp.	10,195,060	3.8
378,400	The Williams Companies, Inc.	9,244,312	3.4
375,450	NiSource, Inc.	8,736,722	3.2
130,700	Public Service Enterprise Group, Inc.	7,979,235	3.0
95,225	Questar Corp.	7,758,933	2.9
261,457	Southern Union Co.	7,237,130	2.7
182,550	Atmos Energy Corp.	5,609,762	2.1
146,750	AGL Resources, Inc.	5,503,125	2.0
123,950	Equitable Resources, Inc.	5,022,454	1.9
80,525	Exelon Corp.	4,990,940	1.8
181,900	Piedmont Natural Gas Company, Inc.	4,911,300	1.8
103,350	Nicor, Inc.	4,749,966	1.8
96,175	Consolidated Edison, Inc.	4,650,061	1.7
118,200	National Fuel Gas Co.	4,420,680	1.6
281,300	CenterPoint Energy, Inc.	4,354,524	1.6
103,700	ONEOK, Inc.	4,317,031	1.6
111,900	WGL Holdings, Inc.	3,631,155	1.3
94,050	Southwest Gas Corp.	3,374,514	1.2
134,650	Energy East Corp.	3,273,342	1.2
73,975	Peoples Energy Corp.	3,231,968	1.2
100,805	Vectren Corp.	2,929,393	1.1
62,225	DTE Energy Co.	2,826,882	1.0
65,000	Northwest Natural Gas Co.	2,689,050	1.0
62,625	Energen Corp.	2,681,603	1.0
47,500	New Jersey Resources Corp.	2,463,350	0.9
89,700	Cheniere Energy, Inc.*	2,360,904	0.9
106,350	Xcel Energy, Inc.	2,347,145	0.9
74,025	UGI Corp.	1,961,663	0.7
59,110	South Jersey Industries, Inc.	1,828,272	0.7

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE	PERCENT OF
SHARES		(NOTE 2)	NET ASSETS

	COMMON STOCKS — 98.4% (continued)
70,850	MDU Resources Group, Inc.	$1,819,428	0.7%
38,825	Wisconsin Energy Corp.	1,783,621	0.7
73,100	Puget Energy, Inc.	1,745,628	0.6
32,125	Ameren Corp.	1,737,963	0.6
116,650	CMS Energy Corp.*	1,736,919	0.6
47,650	The Laclede Group, Inc.	1,697,770	0.6
46,150	Southwestern Energy Co.*	1,642,017	0.6
23,850	Constellation Energy Group, Inc.	1,488,240	0.6
30,675	Alliant Energy Corp.	1,176,386	0.4
228,550	Aquila, Inc.*	1,049,045	0.4
28,416	NorthWestern Corp.	1,005,358	0.4
27,500	NSTAR	956,725	0.4
36,450	Northeast Utilities	911,615	0.3
50,975	TECO Energy, Inc.	840,578	0.3
29,200	Cascade Natural Gas Corp.	751,608	0.3
19,189	EnergySouth, Inc.	744,533	0.3
20,450	PPL Corp.	705,934	0.3
12,980	WPS Resources Corp.	690,666	0.3
24,375	PNM Resources, Inc.	686,400	0.3
22,375	Avista Corp.	575,933	0.2
80,125	SEMCO Energy, Inc.*	456,713	0.2
13,028	MGE Energy, Inc.	445,558	0.2
8,250	CH Energy Group, Inc.	429,165	0.2
12,065	Chesapeake Utilities Corp.	375,222	0.1
14,116	Pepco Holdings, Inc.	358,829	0.1
17,325	Sierra Pacific Resources*	262,647	0.1
6,305	UniSource Energy Corp.	224,332	0.1
8,307	Delta Natural Gas Company, Inc.	210,998	0.1
5,500	The Empire District Electric Co.	130,570	N.M.
4,743	RGC Resources, Inc.	120,875	N.M.
1,300	Entergy Corp.	111,579	N.M.
1,575	Black Hills Corp.	54,353	N.M.
4,789	Energy West, Inc.	53,062	N.M.
1,000	ALLETE, Inc.	45,100	N.M.

	Total Common Stocks (Cost $135,670,156)	$265,720,499	98.4

The FBR Funds

FBR Gas Utility Index Fund
Portfolio of Investments (continued)
October 31, 2006

		VALUE	PERCENT OF
PAR		(NOTE 2)	NET ASSETS

	REPURCHASE AGREEMENT — 1.4%
$3,675,000	With Mizuho Securities, Inc. dated 10/31/06 at 5.25% to be repurchased at $3,675,536 on 11/1/06, collateralized by U.S. Treasury Note, 5.125% due 5/15/16, value $3,771,593 (Cost $3,675,000)	$3,675,000	1.4%

	Total Investments (Cost $139,345,156)	269,395,499	99.8

	Other Assets Less Liabilities	635,219	0.2

	Net Assets	$270,030,718	100.0%

*	Non-income producing security
ADR	American Depositary Receipts
N.M.	Not Meaningful

The accompanying notes are an integral part of the financial statements.

The FBR Funds

FBR Fund for Government Investors
Management Overview

Portfolio Manager: William B. Sanders, III

Over the recent fiscal year, how did the Fund perform?

For the one-year period ended October 31, 2006, the FBR Fund for Government Investors appreciated 3.89%.

What factors contributed to the Fund’s performance?

The Federal Open Market Committee (the “Fed”) met nine times over the course of the 2006 fiscal year and raised the Fed Funds target rate from 3.75% to 5.25%. At each of their last three meetings the Fed, based on available information, decided no more rate increases were necessary and elected to maintain the target rate at 5.25%.

Clearly, the Fed is in a holding pattern and hoping they have taken the necessary steps to engineer a soft landing for the economy. So far, it appears they have successfully slowed down the overheated housing market enough to curtail the speculative activities that were becoming a potential danger to the economy. The disaster scenario of a complete meltdown of the housing market, as predicted by some, has not materialized. Some of the factors that contributed to increased inflationary pressures have recently backed off a bit, as energy and other commodity prices have receded from their highs. American consumers continue to demonstrate resilience in the face of these macroeconomic issues by paring their spending only moderately.

Some, including myself, believe the Fed’s next move will be to reduce its target rate as the economy continues to show signs of slowing. Even after a 425 basis point increase, the Fed Funds target rate remains at levels still considered low by historical standards. The Fed’s “measured” pace during its tightening campaign has helped slow economic growth to more sustainable levels and, so far, has avoided shocking the economy into a recession.

In anticipation of the Fed’s next possible move to reduce the target rate, we have slightly extended the Fund’s average weighted maturity while continuing to invest in the same high quality U.S. Government and Agency debt instruments.

What is the outlook for the Fund?

With much of the key economic indicators sending mixed messages, there is still a good bit of uncertainty within the Fed and among economists about exactly where the U.S. economy is headed. There is a lag between the time the Fed increases its target rate and the period when the full effects of such action actually materialize in qualitative data. As a result, we are still waiting for the complete outcome of the tightening campaign to work its way through the various segments of our economy. So far, it appears as though Fed Chairman Ben Bernanke has done a fine job managing the delicate balance between investor’s expectations and the factual reality of economic data. The performance of the

The FBR Funds

FBR Fund for Government Investors
Management Overview (continued)

Fund will remain directly linked to the movements of the Fed Funds target rate, consistent with our conservative investment style of owning only the highest quality and most liquid government issued securities.

The opinions expressed in this commentary reflect those of the Portfolio Manager as of the date written. Any such opinions are subject to change based on market or other conditions. These opinions may not be relied upon as investment advice. Investment decisions for The FBR Funds are based on several factors, and may not be relied upon as an indication of trading intent on behalf of any FBR Fund. Security positions can and do change.

The FBR Funds

FBR Fund for Government Investors
Portfolio Summary
October 31, 2006

The following chart provides a visual breakdown of the Fund by maturity schedule1. The underlying securities represent a percentage of the portfolio investments.

[1]	The maturity date used for each security in the portfolio to determine the schedule is the shorter of the next interest rate reset date or the final maturity date.

The FBR Funds

FBR Fund for Government Investors
Portfolio of Investments
October 31, 2006

			MATURITY	VALUE
PAR		RATE	DATE	(NOTE 2)

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 91.4%
	Federal Home Loan Bank — 8.5%
$8,000,000	FHLB	5.4%	11/30/06	$7,999,335
10,000,000	FHLB Discount Note*	5.105	12/22/06	9,927,679

				17,927,014

	Federal Home Loan Mortgage Corporation — 40.7%
10,000,000	Freddie Mac	2.875	12/15/06	9,968,439
8,000,000	Freddie Mac Discount Note*	5.21	11/7/06	7,993,053
8,000,000	Freddie Mac Discount Note*	5.27	12/5/06	7,960,182
8,000,000	Freddie Mac Discount Note*	5.25	1/9/07	7,919,500
9,000,000	Freddie Mac Discount Note*	5.25	1/23/07	8,891,063
8,000,000	Freddie Mac Discount Note*	5.23	1/30/07	7,895,400
9,000,000	Freddie Mac Discount Note*	5.135	2/13/07	8,866,490
7,000,000	Freddie Mac Discount Note*	5.135	2/20/07	6,889,170
10,000,000	Freddie Mac Discount Note*	5.04	3/7/07	9,823,600
10,000,000	Freddie Mac Discount Note*	5.09	3/20/07	9,803,469

				86,010,366

	Federal National Mortgage Association — 42.2%
8,000,000	Fannie Mae	2.625	11/15/06	7,991,178
8,000,000	Fannie Mae	3.0	11/22/06	7,988,785
10,000,000	Fannie Mae	3.625	3/15/07	9,940,168
10,000,000	Fannie Mae Discount Note*	5.25	11/3/06	9,997,083
7,000,000	Fannie Mae Discount Note*	5.29	12/27/06	6,942,398
9,000,000	Fannie Mae Discount Note*	5.14	1/16/07	8,902,340
8,000,000	Fannie Mae Discount Note*	5.165	2/7/07	7,887,518
10,000,000	Fannie Mae Discount Note*	5.13	2/27/07	9,831,850
10,000,000	Fannie Mae Discount Note*	5.03	3/28/07	9,794,608
10,000,000	Fannie Mae Discount Note*	5.05	4/11/07	9,774,153

				89,050,081

The FBR Funds

FBR Fund for Government Investors
Portfolio of Investments (continued)
October 31, 2006

		VALUE
PAR		(NOTE 2)

	REPURCHASE AGREEMENT — 8.5%
$17,906,125	With Mizuho Securities, Inc. dated 10/31/06 at 5.39% to be repurchased at $17,908,737 on 11/1/06, collateralized by U.S. Treasury Bill, 5.072% due 2/8/07, value $18,155,000	$17,906,125

	Total Investments — 99.9% (Amortized Cost $210,893,586)†	210,893,586

	Other Assets Less Liabilities — 0.1%	277,100

	Net Assets — 100.0%	$211,170,686

*	Interest rates for the discount notes represent the yield to maturity at the date of purchase.
†	Same cost is used for federal income tax purposes.

Weighted Average Maturity of Portfolio: 74 Days

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Assets and Liabilities
October 31, 2006

		FBR	FBR
	FBR	Large Cap	Large Cap
	Pegasus FundTM	Financial Fund	Technology Fund

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated Issuers	$12,342,215	$22,090,284	$31,208,143
Repurchase Agreements	403,000	941,000	7,440,000

Total securities	$12,745,215	$23,031,284	$38,648,143

Securities at Value (Note 2):
Unaffiliated Issuers	$12,979,612	$25,794,704	$33,443,652
Repurchase Agreements	403,000	941,000	7,440,000

Total securities	13,382,612	26,735,704	40,883,652
Cash	311	283	268
Receivable for Capital Shares Sold	—	52,535	67,815
Receivable for Investment Securities Sold	279,482	86,796	243,862
Dividends and Interest Receivable	9,009	27,621	24,224
Prepaid Expenses	10,972	5,756	7,199

Total Assets	13,682,386	26,908,695	41,227,020

LIABILITIES
Payable for Capital Shares Redeemed	288,755	3,326	2,490
Payable for Investment Securities Purchased	—	522,810	1,732,725
Investment Advisory Fee Payable (Note 3)	1,158	18,464	29,093
Administration Fee Payable (Note 3)	718	1,338	1,940
Distribution Fees Payable (Note 3)	2,994	5,575	8,082
Trustees’ Fees Payable	4,344	4,344	4,344
Other Accrued Expenses	35,225	39,658	41,053

Total Liabilities	333,194	595,515	1,819,727

NET ASSETS	$13,349,192	$26,313,180	$39,407,293

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	1,127,657	1,214,020	3,292,935

Net Asset Value Per Share	$11.84	$21.67	$11.97

Net Assets Consist of:
Paid-in capital	$12,186,582	$20,194,662	$36,307,907
Accumulated net investment income	—	122,823	—
Accumulated net realized gain on investments	525,213	2,291,275	863,877
Net unrealized appreciation on investments	637,397	3,704,420	2,235,509

NET ASSETS	$13,349,192	$26,313,180	$39,407,293

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2006

		FBR	FBR
	FBR	Small Cap	Small Cap
	Small Cap Fund	Financial Fund	Technology Fund

ASSETS
Investment Securities
Securities at Cost:
Unaffiliated issuers	$476,857,683	$249,287,068	$3,413,741
Affiliated issuers	4,511,967	2,778,989	—
Repurchase Agreements	56,217,000	6,367,000	114,000

Total securities	$537,586,650	$258,433,057	$3,527,741

Securities at Value (Note 2):
Unaffiliated issuers	$852,622,987	$336,489,279	$3,642,097
Affiliated issuers	22,002,560	3,286,223	—
Repurchase Agreements	56,217,000	6,367,000	114,000

Total securities	930,842,547	346,142,502	3,756,097
Cash	584	292	472
Receivable for Capital Shares Sold	1,277,463	455,655	100
Dividends and Interest Receivable	93,198	325,891	53
Receivable from Adviser	—	—	9,602
Prepaid Expenses	32,356	17,094	3,046

Total Assets	932,246,148	346,941,434	3,769,370

LIABILITIES
Payable for Capital Shares Redeemed	1,438,682	217,314	—
Payable for Investment Securities Purchased	—	54,640	140,384
Investment Advisory Fee Payable (Note 3)	705,589	263,438	—
Administration Fee Payable (Note 3)	47,038	17,562	177
Distribution Fees Payable (Note 3)	185,807	73,177	738
Trustees’ Fees Payable	4,344	4,344	4,344
Other Accrued Expenses	274,558	156,213	32,208

Total Liabilities	2,656,018	786,688	177,851

NET ASSETS	$929,590,130	$346,154,746	$3,591,519

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	18,834,087	10,586,981	316,748

Net Asset Value Per Share	$49.36	$32.70	$11.34

Net Assets Consist of:
Paid-in capital	$533,951,214	$214,057,227	$3,216,687
Accumulated net investment income	—	776,653	—
Accumulated net realized gain on investments	2,383,019	43,611,421	146,476
Net unrealized appreciation on investments	393,255,897	87,709,445	228,356

NET ASSETS	$929,590,130	$346,154,746	$3,591,519

The FBR Funds

Statements of Assets and Liabilities (continued)
October 31, 2006

		FBR
	FBR	Fund for
	Gas Utility	Government
	Index Fund	Investors

ASSETS
Investment Securities
Securities at Cost:*
Unaffiliated Issuers	$135,670,156	$192,987,461
Repurchase Agreements	3,675,000	17,906,125

Total securities	$139,345,156	$210,893,586

Securities at Value (Note 2):
Unaffiliated Issuers	$265,720,499	$192,987,461
Repurchase Agreements	3,675,000	17,906,125

Total securities	269,395,499	210,893,586
Cash	980	874
Receivable for Capital Shares Sold	39,794	—
Receivable for Investment Securities Sold	563,427	—
Dividends and Interest Receivable	467,365	508,216
Prepaid Expenses	14,606	13,768

Total Assets	270,481,671	211,416,444

LIABILITIES
Payable for Capital Shares Redeemed	67,840	—
Payable for Investment Securities Purchased	146,335	—
Dividends and Income Payable	—	21,902
Investment Advisory Fee Payable (Note 3)	90,281	95,455
Administration Fee Payable (Note 3)	13,542	11,454
Trustees’ Fees Payable	4,344	4,344
Other Accrued Expenses	128,611	112,603

Total Liabilities	450,953	245,758

NET ASSETS	$270,030,718	$211,170,686

Shares of Beneficial Interest Outstanding
(unlimited number of shares authorized, no par value)	13,859,023	211,360,639

Net Asset Value Per Share	$19.48	$1.00

Net Assets Consist of:
Paid-in capital	$151,364,857	$211,360,639
Accumulated net investment income	269,784	—
Accumulated net realized loss on investments	(11,654,266)	(189,953)
Net unrealized appreciation on investments	130,050,343	—

NET ASSETS	$270,030,718	$211,170,686

*For the FBR Fund for Government Investors, securities are reported at amortized cost.
The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Operations
For the Year Ended October 31, 2006

		FBR	FBR
	FBR	Large Cap	Large Cap
	Pegasus	Financial	Technology
	FundTM 1	Fund	Fund

Investment Income
Dividends[2]	$98,267	$577,863	$209,779
Interest	41,344	109,703	83,989

Total Investment Income	139,611	687,566	293,768

Expenses
Investment Advisory fees (Note 3)	73,282	246,877	207,128
Administration fees (Note 3)	4,885	16,458	13,808
Distribution fees (Note 3)	20,356	68,577	57,535
Professional fees	49,366	51,866	51,866
Custodian fees	23,633	16,484	22,657
Trustees’ fees	13,950	13,950	13,950
Shareholder servicing fees	11,603	19,093	25,440
Compliance fees	8,702	10,868	10,532
Registration fees	6,103	13,755	16,132
Accounting services fees	4,871	11,238	9,735
Reports to shareholders	3,624	6,747	5,786
Transfer agent fees	3,165	24,971	8,944
Insurance fees	45	967	565
Other expenses	563	853	729

Total expenses before waivers and related reimbursements	224,148	502,704	444,807
Less waivers and related reimbursements	(65,370)	(1,606)	(12,386)

Total expenses after waivers and related reimbursements	158,778	501,098	432,421

Net Investment Income (Loss)	(19,167)	186,468	(138,653)

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investment Transactions	545,511	2,610,208	1,103,903
Change in Net Unrealized Appreciation/Depreciation of Investments	637,397	840,507	1,815,071

Net Gain on Investments	1,182,908	3,450,715	2,918,974

Net Increase in Net Assets Resulting from Operations	$1,163,741	$3,637,183	$2,780,321

[1]	Represents the period from commencement of operations (November 15, 2005) through October 31, 2006.
[2]	Net of foreign taxes withheld of $2,191, $285 and $10,972 for the FBR Pegasus FundTM, FBR Large Cap Financial Fund and FBR Large Cap Technology Fund, respectively.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2006

			FBR	FBR
	FBR		Small Cap	Small Cap
	Small Cap		Financial	Technology
	Fund		Fund	Fund

Investment Income
Dividends[1]	$2,196,195		$6,452,627	$3,163
Interest	1,551,790		880,822	5,650

Total Investment Income	3,747,985		7,333,449	8,813

Expenses
Investment Advisory fees (Note 3)	7,648,402		3,458,235	26,222
Administration fees (Note 3)	509,883		230,544	1,748
Distribution fees (Note 3)	1,942,826	[2]	960,620	7,284
Shareholder servicing fees	750,269		358,300	10,326
Accounting services fees	290,139		133,921	4,285
Transfer agent fees	235,858		211,079	4,299
Reports to shareholders	107,420		69,141	3,537
Custodian fees	63,279		45,413	17,699
Professional fees	58,673		51,866	49,366
Compliance fees	53,254		29,751	9,608
Registration fees	31,902		25,894	9,980
Insurance fees	27,260		15,099	64
Trustees’ fees	13,950		13,950	13,950
Other expenses	22,622		3,452	593

Total expenses before waivers and related reimbursements	11,755,737		5,607,265	158,961
Less waivers and related reimbursements	—		—	(102,125)

Total expenses after waivers and related reimbursements	11,755,737		5,607,265	56,836

Net Investment Income (Loss)	(8,007,752)		1,726,184	(48,023)

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investment Transactions	3,833,930		43,905,032	206,694
Change in Net Unrealized Appreciation/Depreciation of Investments	185,777,592		(1,497,455)	243,617

Net Gain on Investments	189,611,522		42,407,577	450,311

Net Increase in Net Assets Resulting from Operations	$181,603,770		$44,133,761	$402,288

[1]	Net of foreign taxes withheld of $12,180, $0 and $0 for the FBR Small Cap Fund, FBR Small Cap Financial Fund, and FBR Small Cap Technology Fund, respectively.
[2]	Distribution fees are net waivers of $181,741. The Distributor has agreed to voluntarily waive a portion of the FBR Small Cap Fund’s distribution fees until such time as the Fund is reopened to new investors. Had the Distributor not waived any fees, the distribution expense would have been $2,124,567.

The FBR Funds

Statements of Operations (continued)
For the Year Ended October 31, 2006

		FBR
	FBR	Fund for
	Gas Utility	Government
	Index Fund	Investors

Investment Income
Dividends[1]	$8,880,584	$—
Interest (Note 2)	545,619	11,063,385

Total Investment Income	9,426,203	11,063,385

Expenses
Investment Advisory fees (Note 3)	1,081,039	1,186,068
Administration fees (Note 3)	378,362	142,325
Transfer agent fees	234,524	383,986
Shareholder servicing fees	153,641	60,768
Accounting services fees	94,945	82,462
Professional fees	51,866	51,866
Reports to shareholders	40,362	22,759
Custodian fees	38,770	24,138
Compliance fees	23,620	21,677
Registration fees	21,138	18,382
Trustees’ fees	13,950	13,950
Insurance fees	9,415	8,010
Other expenses	12,001	4,389

Total expenses	2,153,633	2,020,780

Net Investment Income	7,272,570	9,042,605

Net Realized and Unrealized Gain (Loss) on Investments
Net Realized Gain (Loss) on Investment Transactions	19,047,484	(23)
Change in Net Unrealized Appreciation/Depreciation of Investments	15,168,791	—

Net Gain (Loss) on Investments	34,216,275	(23)

Net Increase in Net Assets Resulting from Operations	$41,488,845	$9,042,582

[1]	Net of foreign taxes withheld of $259,742 and $0 for the FBR Gas Utility Index Fund and FBR Fund for Government Investors, respectively.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Statements of Changes in Net Assets

	FBR	FBR Large Cap		FBR Large Cap
	Pegasus FundTM	Financial Fund		Technology Fund

	For the Period Ended	For the Years Ended October 31,		For the Years Ended October 31,
	October 31,
	2006(A)	2006	2005	2006	2005

From Investment Activities
Net Investment Income (Loss)	$(19,167)	$186,468	$188,656	$(138,653)	$(73,240)
Net Realized Gain on Investment Transctions	545,511	2,610,208	3,792,950	1,103,903	1,087,384
Change in Net Unrealized Appreciation/Depreciation of Investments	637,397	840,507	(3,757,400)	1,815,071	154,824

Net Increase in Net Assets Resulting from Operations	1,163,741	3,637,183	224,206	2,780,321	1,168,968

Distributions to Shareholders
From Net Investment Income	(1,131)	(231,630)	(111,605)	—	—
From Net Realized Gain on Investments	—	(3,691,188)	(3,530,704)	(932,291)	(964,430)

Total Distributions to Shareholders	(1,131)	(3,922,818)	(3,642,309)	(932,291)	(964,430)

From Share Transactions
Net Proceeds from Sales of Shares	19,873,808	1,711,344	5,740,994	27,826,230	9,338,571
Reinvestment of Distributions	1,129	3,834,060	3,514,554	912,545	955,283
Cost of Shares Redeemed(B)	(7,688,355)	(7,983,348)	(7,184,823)	(5,989,960)	(2,295,680)

Net Increase (Decrease) in Net Assets Resulting from Share Tranactions	12,186,582	(2,437,944)	2,070,725	22,748,815	7,998,174

Total Increase (Decrease) in Net Assets	13,349,192	(2,723,579)	(1,347,378)	24,596,845	8,202,712
Net Assets – Beginning of Period	—	29,036,759	30,384,137	14,810,448	6,607,736

Net Assets – End of Period	$13,349,192	$26,313,180	$29,036,759	$39,407,293	$14,810,448

Accumulated Net Investment Income	$—	$122,823	$167,985	$—	$—
Shares Issued and Redeemed
Sold	1,807,008	83,184	256,060	2,370,140	891,160
Issued in Reinvestment of Distributions	111	190,616	156,411	82,211	94,117
Redeemed	(679,462)	(389,141)	(325,549)	(527,882)	(219,699)

Net Increase (Decrease) in Shares	1,127,657	(115,341)	86,922	1,924,469	765,578

(A)	Represents the period from commencement of operations (November 15, 2005) through October 31, 2006.
(B)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the period ended October 31, 2006, these fees were $8,813, $1,291 and $6,940 for the FBR Pegasus FundTM, FBR Large Cap Financial Fund, and FBR Large Cap Technology Fund, respectively. For the year ended October 31, 2005, these fees were $5,664 and $3,490 for the FBR Large Cap Financial Fund and FBR Large Cap Technology Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

			FBR Small Cap		FBR Small Cap
	FBR Small Cap Fund		Financial Fund		Technology Fund

	For the Years Ended		For the Years Ended		For the Years Ended
	October 31,		October 31,		October 31,

	2006	2005	2006	2005	2006	2005

From Investment Activities
Net Investment Income (Loss)	$(8,007,752)	$(5,368,162)	$1,726,184	$3,951,710	$(48,023)	$(29,575)
Net Realized Gain on Investment Transctions from:
Unaffiliated Issuers	3,833,930	16,780,143	43,905,032	47,073,636	206,694	144,518
Affiliated Issuers	—	593,237	—	2,164,689	—	—
Change in Net Unrealized Appreciation/Depreciation of Investments	185,777,592	60,327,673	(1,497,455)	(39,705,446)	243,617	(13,158)

Net Increase in Net Assets Resulting from Operations	181,603,770	72,332,891	44,133,761	13,484,589	402,288	101,785

Distributions to Shareholders
From Net Investment Income	—	—	(2,080,797)	(3,545,129)	—	—
From Net Realized Gain on Investments	(14,760,977)	(13,532,432)	(49,145,199)	(74,859,808)	—	—

Total Distributions to Shareholders	(14,760,977)	(13,532,432)	(51,225,996)	(78,404,937)	—	—

From Share Transactions
Net Proceeds from Sales of Shares	209,187,431	372,773,336	59,440,939	230,368,255	2,155,372	1,661,709
Reinvestment of Distributions	14,446,856	12,761,278	50,058,935	72,660,032	—	—
Cost of Shares Redeemed(A)	(266,745,027)	(463,973,882)	(219,586,101)	(369,400,035)	(724,777)	(1,444,969)

Net Increase (Decrease) in Net Assets Resulting from Share Tranactions	(43,110,740)	(78,439,268)	(110,086,227)	(66,371,748)	1,430,595	216,740

Total Increase (Decrease) in Net Assets	123,732,053	(19,638,809)	(117,178,462)	(131,292,096)	1,832,883	318,525
Net Assets – Beginning of Year	805,858,077	825,496,886	463,333,208	594,625,304	1,758,636	1,440,111

Net Assets – End of Year	$929,590,130	$805,858,077	$346,154,746	$463,333,208	$3,591,519	$1,758,636

Accumulated Net Investment Income	$—	$—	$776,653	$1,258,468	$—	$—
Shares Issued and Redeemed
Sold	4,514,344	9,065,029	1,892,561	6,667,142	199,392	176,223
Issued in Reinvestment of Distributions	342,577	313,867	1,643,878	2,125,106	—	—
Redeemed	(5,991,888)	(11,318,509)	(7,007,379)	(11,066,207)	(68,535)	(152,499)

Net Increase (Decrease) in Shares	(1,134,967)	(1,939,613)	(3,470,940)	(2,273,959)	130,857	23,724

(A)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the year ended October 31, 2006, these fees were $58,201, $39,251 and $2,203 for the FBR Small Cap Fund, FBR Small Cap Financial Fund, and FBR Small Cap Technology Fund, respectively. For the year ended October 31, 2005, these fees were $178,577, $201,249 and $7,127 for the FBR Small Cap Fund, FBR Small Cap Financial Fund, and FBR Small Cap Technology Fund, respectively.

The FBR Funds

Statements of Changes in Net Assets (continued)

	FBR Gas Utility		FBR Fund for
	Index Fund		Government Investors

	For the Years Ended		For the Years Ended
	October 31,		October 31,

	2006	2005	2006	2005

From Investment Activities
Net Investment Income	$7,272,570	$8,487,815	$9,042,605	$5,300,978
Net Realized Gain (Loss) on Investment Transctions	19,047,484	6,544,433	(23)	(970)
Change in Net Unrealized Appreciation/Depreciation of Investments	15,168,791	29,725,143	—	—

Net Increase in Net Assets Resulting from Operations	41,488,845	44,757,391	9,042,582	5,300,008

Distributions to Shareholders
From Net Investment Income	(9,174,877)	(6,644,316)	(9,042,605)	(5,300,978)

From Share Transactions
Net Proceeds from Sales of Shares	37,112,389	101,624,953	1,190,953,823	1,297,731,352
Reinvestment of Distributions	8,437,169	6,155,740	8,812,307	5,142,132
Cost of Shares Redeemed(A)	(103,636,356)	(70,635,065)	(1,240,270,272)	(1,339,958,443)

Net Increase (Decrease) in Net Assets Resulting from Share Tranactions	(58,086,798)	37,145,628	(40,504,142)	(37,084,959)

Total Increase (Decrease) in Net Assets	(25,772,830)	75,258,703	(40,504,165)	(37,085,929)
Net Assets – Beginning of Year	295,803,548	220,544,845	251,674,851	288,760,780

Net Assets – End of Year	$270,030,718	$295,803,548	$211,170,686	$251,674,851

Accumulated Net Investment Income	$269,784	$2,172,091	$—	$—
Shares Issued and Redeemed
Sold	2,065,235	6,017,006	1,190,953,823	1,297,731,352
Issued in Reinvestment of Distributions	474,683	364,364	8,812,307	5,142,132
Redeemed	(5,828,607)	(4,265,038)	(1,240,270,272)	(1,339,958,443)

Net Increase (Decrease) in Shares	(3,288,689)	2,116,332	(40,504,142)	(37,084,959)

(A)	The cost of shares redeemed is net of the 1% redemption fee on fund shares which have been held 90 days or less. For the FBR Gas Utility Index Fund, these fees for the years ended October 31, 2006 and October 31, 2005 were $31,687 and $73,199, respectively. The FBR Fund for Government Investors does not charge a redemption fee.

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Financial Highlights

The following tables provide per share data for a share outstanding throughout each period for each Fund. Other data includes investment performance, ratios to average net assets and other supplemental information.

	FBR Pegasus FundTM

	For the Period
	Ended
	October 31, 2006*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.01)
Net Realized and Unrealized Gain on Investments[1,4]	1.84

Total from Investment Operations	1.83

Distributions to Shareholders:
From Net Investment Income	(0.00)[2]

Paid-in Capital from Redemption Fees	0.01

Net Increase in Net Asset Value	1.84

Net Asset Value – End of Period	$11.84

Total Investment Return[5]	18,45%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.94%	(B)
Expenses Before Waivers and Related Reimbursements	2.74%	(B)
Net Investment Loss After Waivers and Related Reimbursements[3]	(0.23)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(1.03)%	(B)
Supplementary Data:
Portfolio Turnover Rate	166%	(A)
Net Assets at End of Period (in thousands)	$13,349

*	For the period November 15, 2005 (commencement of operations) to October 31, 2006.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived and reimbursed by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95%.
[4]	The amounts shown for a share outstanding throughout the period may not be in accordance with the changes in the aggregate gains and losses on investments during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the period.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Financial Fund

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$21.84	$24.46	$22.43	$17.73	$18.18

Income from Investment Operations:
Net Investment Income[1,3]	0.13	0.13	0.08	0.10	0.07
Net Realized and Unrealized Gain on Investments[1,4]	2.72	0.15	2.08	4.69	0.70

Total from Investment Operations	2.85	0.28	2.16	4.79	0.77

Distributions to Shareholders:
From Net Investment Income	(0.16)	(0.08)	(0.07)	(0.09)	(0.08)
From Net Realized Gain	(2.86)	(2.82)	(0.08)	—	(1.15)

Total Distributions	(3.02)	(2.90)	(0.15)	(0.09)	(1.23)

Paid-in Capital from Redemption Fees	0.00 [2]	0.00 [2]	0.02	0.00 [2]	0.01

Net Increase (Decrease) in Net Asset Value	(0.17)	(2.62)	2.03	4.70	(0.45)

Net Asset Value – End of Year	$21.67	$21.84	$24.46	$22.43	$17.73

Total Investment Return[5]	14.21%	0.86%	9.76%	27.13%	4.11%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.83%	1.95%	1.91%	1.92%	1.95%
Expenses Before Waivers	1.84%	1.96%	1.94%	1.98%	2.03%
Net Investment Income After Waivers[3]	0.68%	0.62%	0.28%	0.53%	0.36%
Net Investment Income Before Waivers	0.67%	0.61%	0.25%	0.47%	0.28%
Supplementary Data:
Portfolio Turnover Rate	54%	41%	42%	67%	97%
Net Assets at End of Year (in thousands)	$26,313	$29,037	$30,384	$35,459	$26,541

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Large Cap Technology Fund

						For the
						Period
	For the Years Ended October 31,					Ended
						October 31,
	2006	2005	2004	2003		2002*
Per Share Operating Performance:
Net Asset Value – Beginning of Period	$10.82	$10.96	$11.03	$7.19		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.04)	(0.05)	(0.14)	(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	1.77	1.53	0.24	3.92		(2.76)

Total from Investment Operations	1.73	1.48	0.10	3.84		(2.81)

Distributions to Shareholders:
From Net Realized Gain	(0.58)	(1.62)	(0.20)	—		—

Paid-in Capital from Redemption Fees	0.00 [2]	0.00 [2]	0.03	0.00	[2]	0.00	[2]

Net Increase (Decrease) in Net Asset Value	1.15	(0.14)	(0.07)	3.84		(2.81)

Net Asset Value – End of Period	$11.97	$10.82	$10.96	$11.03		$7.19

Total Investment Return[5]	16.40%	14.51%	1.17%	53.41%		(28.10)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.87%	1.94%	1.95%	1.94%		1.94%	(B)
Expenses Before Waivers and Related Reimbursements	1.92%	2.74%	3.21%	4.61%		4.43%	(B)
Net Investment Loss After Waivers and Related Reimbursements[3]	(0.60)%	(0.77)%	(1.23)%	(1.11)%		(1.37)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(0.65)%	(1.57)%	(2.49)%	(3.78)%		(3.86)%	(B)
Supplementary Data:
Portfolio Turnover Rate	108%	100%	99%	146%		165%	(A)
Net Assets at End of Period (in thousands)	$39,407	$14,810	$6,608	$6,170		$2,485

*	From the period February 1, 2002 (commencement of operations) to October 31, 2002.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Fund

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$40.36	$37.68	$31.57	$21.15	$19.97

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.43)	(0.27)	(0.17)	(0.11)	(0.25)
Net Realized and Unrealized Gain on Investments[1,4]	10.20	3.51	6.30	10.50	1.50

Total from Investment Operations	9.77	3.24	6.13	10.39	1.25

Distributions to Shareholders:
From Net Realized Gain	(0.77)	(0.57)	(0.03)	—	(0.17)

Paid-in Capital from Redemption Fees	0.00 [2]	0.01	0.01	0.03	0.10

Net Increase in Net Asset Value	9.00	2.68	6.11	10.42	1.18

Net Asset Value – End of Year	$49.36	$40.36	$37.68	$31.57	$21.15

Total Investment Return[5]	24.53%	8.63%	19.46%	49.27%	6.76%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.38%	1.50%	1.59%	1.60%	1.94%
Expenses Before Waivers	1.40%	1.53%	1.59%	1.60%	2.07%
Net Investment Loss After Waivers[3]	(0.94)%	(0.56)%	(0.75)%	(0.75)%	(1.39)%
Net Investment Loss Before Waivers	(0.96)%	(0.59)%	(0.75)%	(0.75)%	(1.52)%
Supplementary Data:
Portfolio Turnover Rate	3%	20%	19%	16%	13%
Net Assets at End of Year (in thousands)	$929,590	$805,858	$825,497	$343,824	$28,803

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95% and fees voluntarily waived by the Distributor in an amount attributable to marketing expenses for the Fund while closed to new investors.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Financial Fund

	For the Years Ended October 31,

	2006	2005	2004	2003	2002

Per Share Operating Performance:
Net Asset Value – Beginning of Year	$32.96	$36.41	$32.56	$24.38	$20.53

Income from Investment Operations:
Net Investment Income[1,3]	0.14	0.23	0.13	0.05	0.15
Net Realized and Unrealized Gain on Investments[1,4]	3.44	0.85	4.40	8.88	4.35

Total from Investment Operations	3.58	1.08	4.53	8.93	4.50

Distributions to Shareholders:
From Net Investment Income	(0.14)	(0.18)	(0.07)	(0.13)	(0.47)
From Net Realized Gain	(3.70)	(4.36)	(0.65)	(0.64)	(0.34)

Total Distributions	(3.84)	(4.54)	(0.72)	(0.77)	(0.81)

Paid-in Capital from Redemption Fees	0.00 [2]	0.01	0.04	0.02	0.16

Net Increase (Decrease) in Net Asset Value	(0.26)	(3.45)	3.85	8.18	3.85

Net Asset Value – End of Year	$32.70	$32.96	$36.41	$32.56	$24.38

Total Investment Return[5]	11.81%	2.63%	14.29%	37.80%	23.37%
Ratios to Average Net Assets:
Expenses After Waivers[3]	1.46%	1.55%	1.59%	1.57%	1.56%
Expenses Before Waivers	1.46%	1.55%	1.59%	1.57%	1.56%
Net Investment Income After Waivers[3]	0.45%	0.69%	0.40%	0.26%	0.54%
Net Investment Income Before Waivers	0.45%	0.69%	0.40%	0.26%	0.54%
Supplementary Data:
Portfolio Turnover Rate	8%	15%	36%	16%	44%
Net Assets at End of Year (in thousands)	$346,155	$463,333	$594,625	$513,808	$319,762

[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.

The FBR Funds

Financial Highlights (continued)

	FBR Small Cap Technology Fund

			For the Period
	For the Years Ended October 31,		Ended
			October 31,
	2006	2005	2004*

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$9.46	$8.88	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss[1,3]	(0.15)	(0.16)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	2.02	0.70	(1.06)

Total from Investment Operations	1.87	0.54	(1.17)

Paid-in Capital from Redemption Fees	0.01	0.04	0.05

Net Increase (Decrease) in Net Asset Value	1.88	0.58	(1.12)

Net Asset Value – End of Period	$11.34	$9.46	$8.88

Total Investment Return[5]	19.87%	6.53%	(11.20)%	(A)
Ratios to Average Net Assets:
Expenses After Waivers and Related Reimbursements[3]	1.95%	1.95%	1.95%	(B)
Expenses Before Waivers and Related Reimbursements	5.45%	9.14%	6.43%	(B)
Net Investment Loss After Waivers and Related Reimbursements[3]	(1.65)%	(1.68)%	(1.79)%	(B)
Net Investment Loss Before Waivers and Related Reimbursements	(5.15)%	(8.87)%	(6.27)%	(B)
Supplementary Data:
Portfolio Turnover Rate	152%	246%	150%	(A)
Net Assets at End of Period (in thousands)	$3,592	$1,759	$1,440

*	For the period January 20, 2004 (commencement of operations) to October 31, 2004.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 1.95%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Gas Utility Index Fund

				For the
				Period		For the Years Ended
	For the Years Ended October 31,			Ended		March 31,
				October 31,
	2006	2005	2004	2003*		2003	2002

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$17.25	$14.67	$12.51	$10.41		$15.53	$19.42

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.50	0.52	0.38	0.20		0.43	0.49
Net Realized and Unrealized Gain (Loss) on Investments[1,4]	2.34	2.47	2.17	2.08		(5.12)	(1.86)

Total from Investment Operations	2.84	2.99	2.55	2.28		(4.69)	(1.37)

Distributions to Shareholders:
From Net Investment Income	(0.61)	(0.41)	(0.39)	(0.18)		(0.43)	(0.49)
From Net Realized Gain	—	—	—	—		—	(2.03)

Total Distributions	(0.61)	(0.41)	(0.39)	(0.18)		(0.43)	(2.52)

Paid-in Capital from Redemption Fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00	[2]	—	—

Net Increase (Decrease) in Net Asset Value	2.23	2.58	2.16	2.10		(5.12)	(3.89)

Net Asset Value – End of Period	$19.48	$17.25	$14.67	$12.51		$10.41	$15.53

Total Investment Return[5]	16.84%	20.48%	20.63%	21.98%	(A)	(30.40)%	(5.90)%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.80%	0.80%	0.85%	0.85%	(B)	0.85%	0.85%
Expenses Before Waivers	0.80%	0.80%	0.88%	0.87%	(B)	0.86%	0.85%
Net Investment Income After Waivers[3]	2.69%	3.18%	2.90%	3.02%	(B)	3.58%	2.88%
Net Investment Income Before Waivers	2.69%	3.18%	2.87%	3.00%	(B)	3.57%	2.88%
Supplementary Data:
Portfolio Turnover Rate	16%	20%	34%	5%	(A)	39%	29%
Net Assets at End of Period (in thousands)	$270,031	$295,804	$220,545	$184,818		$145,663	$224,681

*	Effective April 1, 2003, the Fund’s fiscal year end was changed to October 31.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Reflects fees waived by FBR Fund Advisers, Inc. pursuant to a contractual expense limitation of 0.85%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

The FBR Funds

Financial Highlights (continued)

	FBR Fund for Government Investors

			For the
	For the Years Ended		Period		For the Years Ended
	October 31,		Ended		December 31,
			October 31,
	2006	2005	2004*		2003	2002	2001

Per Share Operating Performance:
Net Asset Value – Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Income (Loss) from Investment Operations:
Net Investment Income[1,3]	0.04	0.02	0.00	[2]	0.00 [2]	0.01	0.03
Net Realized Loss on Investments[1,4]	(0.00)[2]	(0.00)[2]	(0.00)[2]		(0.00)[2]	—	—

Total From Investment Operations	0.04	0.02	0.00	[2]	0.00[2]	0.01	0.03

Distributions to Shareholders:
From Net Investment Income	(0.04)	(0.02)	(0.00)[2]		(0.00)[2]	(0.01)	(0.03)

Net Asset Value – End of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00

Total Investment Return[5]	3.89%	1.96%	0.42%	(A)	0.42%	1.03%	3.25%
Ratios to Average Net Assets:
Expenses After Waivers[3]	0.85%	0.76%	0.75%	(B)	0.75%	0.75%	0.75%
Expenses Before Waivers	0.85%	0.86%	0.85%	(B)	0.82%	0.75%	0.75%
Net Investment Income After Waivers[3]	3.81%	1.92%	0.50%	(B)	0.43%	1.03%	3.25%
Net Investment Income Before Waivers	3.81%	1.82%	0.40%	(B)	0.36%	1.03%	3.25%
Supplementary Data:
Net Assets at End of Period (in thousands)	$211,171	$251,675	$288,761		$341,413	$454,247	$484,682

*	Effective March 1, 2004, the Fund’s fiscal year end changed to October 31.
[1]	Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
[2]	Less than $0.01
[3]	Prior to November 1, 2005, reflects fees waived by the Adviser pursuant to a contractual advisory fee waiver of 0.10%.
[4]	The amounts shown for a share outstanding throughout the respective periods may not be in accordance with the changes in the aggregate gains and losses in investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective periods.
[5]	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and will include reinvestment of dividends and distributions, if any.
(A)	Not Annualized
(B)	Annualized

The accompanying notes are an integral part of the financial statements.

The FBR Funds

Schedule of Shareholder Expenses (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 through October 31, 2006).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2006” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The FBR Funds

Schedule of Shareholder Expenses (continued) (unaudited)

				Expenses Paid
	Net Expense	Beginning	Ending	During the
	Ratio	Account	Account	Six Months
	Annualized	Value	Value	Ended
	October 31, 2006	May 1, 2006	October 31, 2006	October 31, 2006*

Pegasus Fund
Actual	1.94%	$1,000.00	$1,034.10	$9.95
Hypothetical	1.94	1,000.00	1,015.42	9.86
Large Cap Financial Fund
Actual	1.83	1,000.00	1,039.30	9.41
Hypothetical	1.83	1,000.00	1,015.98	9.30
Large Cap Technology Fund
Actual	1.87	1,000.00	990.10	9.38
Hypothetical	1.87	1,000.00	1,015.78	9.50
Small Cap Fund
Actual	1.38	1,000.00	1,009.80	6.99
Hypothetical	1.38	1,000.00	1,018.25	7.02
Small Cap Financial Fund
Actual	1.46	1,000.00	1,010.10	7.40
Hypothetical	1.46	1,000.00	1,017.85	7.43
Small Cap Technology Fund
Actual	1.95	1,000.00	994.70	9.80
Hypothetical	1.95	1,000.00	1,015.38	9.91
Gas Utility Index Fund
Actual	0.80	1,000.00	1,110.00	4.25
Hypothetical	0.80	1,000.00	1,021.17	4.08
Fund for Government Investors
Actual	0.85	1,000.00	1,021.70	4.33
Hypothetical	0.85	1,000.00	1,020.92	4.33

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year then divided by 365.

The FBR Funds

Notes to Financial Statements

1. Organization

The FBR Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as an open-end management investment company. The Trust was organized as a business trust under the laws of the State of Delaware on September 29, 2003. The Trust currently consists of eight series which represent interests in one of the following investment portfolios: FBR Pegasus FundTM (“Pegasus Fund”), FBR Large Cap Financial Fund (“Large Cap Financial Fund”), FBR Large Cap Technology Fund (“Large Cap Technology Fund”), FBR Small Cap Fund (“Small Cap Fund”), FBR Small Cap Financial Fund (“Small Cap Financial Fund”), FBR Small Cap Technology Fund (“Small Cap Technology Fund”), FBR Gas Utility Index Fund (“Gas Utility Index Fund”) and FBR Fund for Government Investors (“Money Market Fund”), (each a “Fund” and collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares of beneficial interest with no par value which may be issued in more than one class or series. Each Fund offers one class of shares, which is offered as no-load shares.

The Pegasus Fund, a non-diversified fund, intends to invest in the stocks of companies of any size without regard to market capitalization. The investment objective of the Fund is capital appreciation.

The Large Cap Financial Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its total assets in securities of large capitalization (“large-cap”) companies principally engaged in the business of financial services including, but not limited to, commercial banks, savings and loan associations, consumer and industrial finance companies, securities brokerage companies, insurance companies, real estate and leasing companies, holding companies for each of the foregoing types of business, or companies that combine some or all of these businesses. The investment objective of the Fund is capital appreciation.

The Large Cap Technology Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its total assets in securities of large-cap companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Small Cap Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its total assets in securities of small capitalization (“small-cap”) companies. The investment objective of the Fund is capital appreciation.

The Small Cap Financial Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its total assets in securities of small-cap companies principally engaged in the business of providing financial services to consumers and industry. The investment objective of the Fund is capital appreciation.

The Small Cap Technology Fund, a non-diversified fund, intends to invest, under normal circumstances, at least 80% of its total assets in securities of small-cap companies that are principally engaged in the research, design, development, manufacturing or distributing

The FBR Funds

Notes to Financial Statements (continued)

products or services in the technology industry. The investment objective of the Fund is long-term capital appreciation.

The Gas Utility Index Fund, a diversified fund, intends to invest, under normal circumstances, at least 85% of its net assets in the common stock of companies that have natural gas distribution and transmission operations. The investment objective of the Fund is income and capital appreciation.

The Money Market Fund, a diversified fund, intends to invest, under normal circumstances, at least 95% of its total assets in fixed-rate and floating-rate short-term instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in repurchase agreements secured by such instruments. The investment objective of the Fund is current income consistent with liquidity and preservation of capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Portfolio Valuation — The net asset value per share (“NAV”) of each Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each business day that the exchange is open for trading. Each Fund’s securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask prices, except in the case of open short positions where the ask price is used for valuation purposes. The bid price is used when no ask price is available. Short-term investments are carried at amortized cost, which approximates market value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Funds’ Board of Trustees (the “Board”), are valued at fair value in good faith by, or at the direction of, the Board.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

The FBR Funds

Notes to Financial Statements (continued)

Share Valuation — The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of each Fund, rounded to the nearest cent. Each Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share of each Fund is equal to each Fund’s NAV. The Funds, except for the Money Market Fund, charge a 1% redemption fee on shares redeemed or exchanged within 90 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Investment Income — Dividend income is recorded on the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis.

Expenses — The Funds pay all operational expenses, which are either charged directly to a Fund for which the expense is attributable or are allocated proportionately among the Funds based on allocation methods approved by the Board.

Distributions to Shareholders — Each Fund, except the Gas Utility Index Fund and Money Market Fund, declares and pays any dividends from its net investment income, if any, annually. The Gas Utility Index Fund declares and pays any such dividends quarterly. The Money Market Fund declares dividends each day the Fund is open for business and pays monthly. Distributions from net realized capital gains, if any, will be distributed at least annually for each Fund. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations.

Security Transactions — Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates — The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Options — Each Fund, except the Gas Utility Index Fund and Money Market Fund, may buy and sell call and put options to hedge against changes in net asset value or to attempt to realize a greater current return. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing

The FBR Funds

Notes to Financial Statements (continued)

options which expire unexercised are recorded by a Fund on the expiration date as realized gains from options transactions.

The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying securities in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund’s use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts reflect the extent of a Fund’s involvement in these financial instruments. In writing an option, a Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a security at a price different from the current market value. A Fund’s activities in written options are conducted through regulated exchanges, which do not result in counterparty credit risks. The Funds had no outstanding options at October 31, 2006.

Repurchase Agreements — The Pegasus Fund, Large Cap Financial Fund, Large Cap Technology Fund, Small Cap Fund, Small Cap Financial Fund, Small Cap Technology Fund and Gas Utility Index Fund (collectively the “Equity Funds”) and the Money Market Fund have agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreement”). The financial institutions with whom each Fund enters into repurchase agreements are banks and broker/dealers which the adviser considers creditworthy pursuant to criteria approved by the Board. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The adviser marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose each Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

Securities Lending — Each Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds. The Funds had no securities on loan to brokers at October 31, 2006.

The FBR Funds

Notes to Financial Statements (continued)

Line of Credit — The Trust has a line of credit (“Credit Agreement”) with Custodial Trust Company (“CTC”) for temporary or emergency purposes. Under the Credit Agreement, CTC provides a line of credit in an amount up to the maximum amount permitted under the 1940 Act and each Fund’s prospectus. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at 100 basis points (100 basis points = 1%) over the LIBOR (London Inter-Bank Offer Rate). The Funds had no borrowings outstanding at October 31, 2006.

3. Transactions with Affiliates

Investment Adviser — FBR Fund Advisers, Inc. (“Fund Advisers”) serves as investment adviser to the Funds. For its advisory services, Fund Advisers receives a monthly fee at an annual rate of 0.90% of the average daily net assets of the Pegasus Fund, Large Cap Financial Fund, Large Cap Technology Fund, Small Cap Fund, Small Cap Financial Fund and Small Cap Technology Fund, and at an annual rate of 0.40% of the average daily net assets of the Gas Utility Index Fund. The Money Market Fund pays a management fee at an annual rate based on the Fund’s average daily net assets of 0.50% on the first $500 million, 0.45% on the next $250 million, 0.40% on the next $250 million, and 0.35% on net assets over $1 billion.

Fund Advisers has contractually agreed to limit each Fund’s total operating expenses to 1.95% of each Fund’s average daily net assets, except for the Gas Utility Index Fund and Money Market Fund, which Fund Advisers has contractually agreed to limit total operating expenses to 0.85% and 1.00% of average daily net assets, respectively. Fund Advisers has agreed to maintain these limitations with regard to each Fund through November 1, 2007.

Fund Advisers has retained Akre Capital Management, LLC (“ACM”) as investment sub-adviser to the Small Cap Fund. In this capacity, subject to the supervision of Fund Advisers and the Board, ACM directs the investments of the Small Cap Fund’s assets, continually conducts investment research and supervision for the Small Cap Fund, and is responsible for the purchase and sale of the Small Cap Fund’s investments. For these services, Fund Advisers (and not the Fund) pays ACM a fee out of the Adviser’s advisory fee.

Administrator — Fund Advisers provides day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Funds’ registration statements. Pursuant to the Administration Agreement, Fund Advisers receives a fee of 0.06% on the first $2 billion of total average daily net assets of the Funds, 0.05% on the next $1 billion of total average daily net assets of the Funds and 0.035% on the Funds’ average daily net assets in excess of $3 billion. Fund Advisers also provides the Funds with office space, facilities and business equipment and generally administers the Funds’ business affairs and provides the services of executive and clerical personnel for administering the affairs of the Funds. Fund Advisers compensates all personnel, Officers, and Trustees of the Funds if such persons are employees of the Investment Adviser or Administrator. As of November 1, 2005, the Funds have contracted directly with a third

The FBR Funds

Notes to Financial Statements (continued)

party, Integrated Investment Services, Inc. (formerly Integrated Fund Services, Inc.), for transfer agency and fund accounting services, and the Funds pay for all operating costs.

Plan of Distribution — The Trust, on behalf of each Fund, except the Gas Utility Index Fund and Money Market Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund may pay FBR Investment Services, Inc. (the “Distributor”) a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets. Fees paid to the Distributor under the Plan are payable without regard to actual expenses incurred. The Distributor has voluntarily agreed to waive a portion of the distribution fees payable by the Small Cap Fund in an amount attributable to marketing expenses for the Fund until such time as the Fund is reopened to new investors.

Brokerage Commissions — For the year ended October 31, 2006, the Small Cap Financial Fund paid $17,704 in brokerage commissions from portfolio transactions to Friedman, Billings, Ramsey and Co., Inc. (FBR & Co.), an affiliate of Fund Advisers and the Distributor. No other Fund paid commissions to FBR & Co. during the period.

Trustees’ Fees — Each Trustee of the Trust who is not an employee of the Adviser or affiliate of the Adviser receives an annual retainer fee of $14,000 and an additional meeting fee of $2,250 for each quarterly meeting attended. In addition, each Trustee that serves on the Audit Committee or Nominating Committee receives a meeting fee of $1,000 for attendance at the meeting. If a Trustee participates by teleconference, the meeting fee is 50% of the respective in-person meeting fee. The Chairman of the Board, an independent Trustee, receives an additional $1,000 for each meeting attended.

4. Investment Transactions

For the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for each Fund were as follows:

	Purchases	Sales

Pegasus Fund	$23,995,197	$12,198,493
Large Cap Financial Fund	15,912,341	13,548,842
Large Cap Technology Fund	39,251,667	23,326,004
Small Cap Fund	21,692,560	111,990,504
Small Cap Financial Fund	29,492,232	118,899,531
Small Cap Technology Fund	5,803,598	4,343,917
Gas Utility Index Fund	42,081,672	103,741,840

5. Federal Income Taxes

It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

The FBR Funds

Notes to Financial Statements (continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. As a result, the character of tax-basis distributions and the composition of net assets for tax purposes may differ from those reflected in the Funds’ financial statements. These book/tax differences may be temporary or permanent in nature. Temporary differences are primarily the result of wash sales. Reclassifications for permanent differences are made to components of capital. These reclassifications have no effect on net assets or net asset value per share.

The tax character of distributions paid for each Fund’s tax year was as follows:
	Ordinary Income		Long-Term Capital Gains

	Dollar	Per share	Dollar	Per share
	Amount	Amount	Amount	Amount

Pegasus Fund
For the Year Ended October 31, 2006	$1,131	$0.004657	$—	$—
For the Year Ended October 31, 2005	—	—	—	—
Large Cap Financial Fund
For the Year Ended October 31, 2006	231,630	0.158660	3,691,188	2.856242
For the Year Ended October 31, 2005	1,139,465	0.900999	2,502,844	2.000403
Large Cap Technology Fund
For the Year Ended October 31, 2006	278,046	0.172572	654,245	0.406063
For the Year Ended October 31, 2005	456,981	0.769208	507,449	0.854158
Small Cap Fund
For the Year Ended October 31, 2006	—	—	14,760,977	0.769867
For the Year Ended October 31, 2005	7,424,560	0.342813	6,107,872	0.232018
Small Cap Financial Fund
For the Year Ended October 31, 2006	2,080,797	0.144159	49,145,199	3.703541
For the Year Ended October 31, 2005	5,438,732	0.294938	72,966,205	4.253542
Small Cap Technology Fund
For the Year Ended October 31, 2006	—	—	—	—
For the Year Ended October 31, 2005	—	—	—	—
Gas Utility Index Fund
For the Year Ended October 31, 2006	9,174,876	0.609932	—	—
For the Year Ended October 31, 2005	6,644,316	0.410258	—	—
Fund for Government Investors
For the Year Ended October 31, 2006	9,042,605	0.038269	—	—
For the Year Ended October 31, 2005	5,300,978	0.019400	—	—

The FBR Funds

Notes to Financial Statements (continued)

The following information is computed on a tax basis for each item:

	As of October 31, 2006

	Pegasus	Large Cap	Large Cap	Small Cap
	Fund	Financial Fund	Technology Fund	Fund

Tax cost of investment securities	$12,805,230	$23,156,495	$39,180,312	$537,586,650

Gross unrealized appreciation	740,264	3,767,072	2,492,927	402,228,397
Gross unrealized depreciation	(162,882)	(187,863)	(789,587)	(8,972,500)

Net unrealized appreciation	577,382	3,579,209	1,703,340	393,255,897
Undistributed ordinary income	585,228	122,823	718,645	—
Undistributed long-term capital gains	—	2,416,486	677,401	2,383,019
Capital loss carryforward	—	—	—	—
Other temporary differences	—	—	—	—

Accumulated earnings	$1,162,610	$6,118,518	$3,099,386	$395,638,916

	As of October 31, 2006

				Fund for
	Small Cap	Small Cap	Gas Utility	Government
	Financial Fund	Technology Fund	Index Fund	Investors

Tax cost of investment securities	$258,850,194	$3,548,006	$149,944,396	$210,893,586

Gross unrealized appreciation	93,220,240	304,469	126,060,527	—
Gross unrealized depreciation	(5,927,932)	(96,378)	(6,609,424)	—

Net unrealized appreciation	87,292,308	208,091	119,451,103	—
Undistributed ordinary income	1,573,107	124,829	269,784	—
Undistributed long-term capital gains	43,232,104	41,912	—	—
Capital loss carryforward	—	—	(1,055,026)	(189,953)

Accumulated earnings	$132,097,519	$374,832	$118,665,861	$(189,953)

Unused capital loss carryforwards as of October 31, 2006, were as follows:

	Gas Utility	Fund for
	Index Fund	Government Investors

October 31, 2011	$—	$23,854
October 31, 2012	1,055,026	165,106
October 31, 2013	—	970
October 31, 2014	—	23

The capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The FBR Funds

Notes to Financial Statements (continued)

The following reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital.

		Accumulated
	Undistributed	Net Realized	Paid-In
	Income (Loss)	Gain (Loss)	Capital

Pegasus Fund	$20,298	$(20,298)	$—
Large Cap Technology Fund	138,653	(138,653)	—
Small Cap Fund	8,007,752	(274,415)	(7,733,337)
Small Cap Financial Fund	(127,202)	94,904	32,298
Small Cap Technology Fund	48,023	(48,023)	—

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of determining the impact of adoption.

6. Investments in Affiliates

Affiliated issuers, as defined by the 1940 Act, are those in which a Fund’s holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s investments in affiliates, if any, for the year ended October 31, 2006, is noted below:

	SHARE ACTIVITY

	Balance			Balance	Realized		Value	Acquisition
Affiliate	10/31/05	Purchases	Sales	10/31/06	Gain	Dividends	10/31/06	Cost

FBR Small Cap Fund
Monarch Casino & Resort, Inc.	992,000	—	—	992,000	—	—	$22,002,560	$4,511,967
FBR Small Cap Financial Fund
Pacific Premier Bancorp. Inc.	248,571	21,900	—	270,471	—	—	3,286,223	2,778,989

7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The FBR Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
The FBR Funds
Arlington, Virginia

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund, FBR Pegasus FundTM, and FBR Fund for Government Investors (collectively the “Funds”), each a series of The FBR Funds as of October 31, 2006, and the related statements of operations of the Funds for the periods indicated thereon, the related statements of changes in net assets of the Funds for the periods indicated thereon, and the financial highlights of the Funds, except for FBR Gas Utility Index Fund and the FBR Fund For Government Investors, for the periods indicated thereon, the financial highlights of the FBR Gas Utility Index Fund for each of the three years in the period ended October 31, 2006, for the period from April 1, 2003 to October 31, 2003 and for the year ended March 31, 2003, and financial highlights of the FBR Fund for Government Investors for each of the two years in the period ended October 31, 2006 and for the period from January 1, 2004 to October 31, 2004. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the FBR Fund for Government Investors for each of the two years in the period ended December 31, 2003 were audited by other auditors whose report dated February 20, 2004 expressed an unqualified opinion on such financial highlights. The financial highlights of FBR Gas Utility Index Fund for each of the two years in the period ended March 31, 2002 were audited by other auditors whose report dated April 19, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where brokers did not reply to our confirmation requests. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The FBR Funds

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBR Large Cap Financial Fund, FBR Small Cap Financial Fund, FBR Small Cap Fund, FBR Large Cap Technology Fund, FBR Small Cap Technology Fund, FBR Gas Utility Index Fund, FBR Pegasus FundTM and FBR Fund for Government Investors as of October 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 8, 2006

The FBR Funds

Important Supplemental Information (unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended March 31, 2006 qualify for the corporate dividends received deduction:

Pegasus Fund	16.45%
Large Cap Financial Fund	28.79%
Small Cap Financial Fund	71.70%
Gas Utility Index Fund	98.83%

Proxy Voting Guidelines

Fund Advisers is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures Fund Advisers uses in fulfilling this responsibility is included in the Funds’ Statement of Additional Information and is available without charge, upon request, by calling 888.888.0025. The policies and procedures are also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 888.888.0025 and is also available on the SEC’s website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website, beginning with the July 31, 2004 report, at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. A copy of the quarterly holdings report is available, without charge, upon request, by calling 888.888.0025.

Approval of the Continuation of the Investment Advisory Agreements for the Funds

In accordance with the 1940 Act, the Board is required, on an annual basis, at an in-person meeting of the Board called for such purpose, to consider: (i) the continuation of the Investment Advisory Agreement with Fund Advisers with respect to each of the Funds and (ii) the continuation of the Sub-Investment Advisory Agreement with ACM with respect to the Small Cap Fund (collectively, the “Advisory Agreements”).

The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Advisory Agreements, and it is the duty of each of the Advisers to furnish the Trustees with such information that is reasonably necessary for the Trustees to evaluate the terms of the Advisory Agreements.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Accordingly, in determining whether to renew the Advisory Agreements, the Board requested, and the Advisers provided, information and data relevant to the Board’s consideration. This included information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.

As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Advisers that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. The Independent Trustees were counseled during this process by independent legal counsel, as such term is defined in the rules under the 1940 Act, who reviewed with them their duties and responsibilities with respect to their consideration of the continuation of the Advisory Agreements.

The Board held an in-person meeting on October 24, 2006, at which they considered the renewal of the Advisory Agreements and the Board engaged in a thorough review process to determine whether or not to continue the Advisory Agreements. During this meeting, the Board reviewed relevant information and data provided by the Advisers in response to written questions from the Independent Trustees and met with independent legal counsel to the Independent Trustees to discuss their evaluation of the information provided by the Advisers. The Board met with representatives of Fund Advisers and discussed with them, among other things, their investment process, the investment results of the Funds, compensation arrangements for the portfolio managers, brokerage practices used for the Funds, the cost of providing the services and the profitability of the advisory arrangements to the Advisers, the extent to which the Advisers had achieved economies of scale, the extent to which shareholders participated in those economies of scale, and matters relating to the distribution and marketing of the Funds.

The Board first reviewed matters with respect to the proposed continuation of the Investment Advisory Agreement with Fund Advisers in connection with the Equity Funds and the Money Market Fund. The Board reviewed information and materials regarding the investment advisory fees for the Equity Funds. Representatives of Fund Advisers stated that the investment advisory fees for the Equity Funds are not presently subject to any asset-based breakpoints, but that Fund Advisers has in place with respect to each of the Equity Funds an expense limitation agreement limiting total annual operating expenses of each of the Equity Funds which it indicated that it intended to continue maintaining for the Equity Funds for another year. The Board was also informed by representatives of Fund Advisers that the Money Market Fund is subject to asset-based breakpoints and that Fund Advisers also maintains an expense limitation agreement with respect to the Money Market Fund in order to limit the total annual operating expenses of the Money Market Fund and that it also intended to continue maintaining the expense limitation arrangement for the Money Market Fund for another year.

The Board then considered information regarding each of the Funds separately and reviewed with the representatives of Fund Advisers various performance and expense

The FBR Funds

Important Supplemental Information (unaudited) (continued)

information for each of the Funds, changes in total assets for each of the Funds, the costs of providing services, the profitability of each of the Funds to Fund Advisers, and distribution arrangements for each of the Funds, as follows:

1. Large Cap Financial Fund. The Board first reviewed information and materials regarding the Large Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Large Cap Financial Fund’s investment performance for the one, three and five year periods and since inception. The Board then engaged in discussions with the portfolio manager for the Large Cap Financial Fund in order to review the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Large Cap Financial Fund.

2. Small Cap Financial Fund. The Board next reviewed information and materials regarding the Small Cap Financial Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Small Cap Financial Fund’s investment performance for the one, three and five year periods and since inception. The Board also took note of the fact that the Small Cap Financial Fund does a certain amount of brokerage transactions through FBR, and it was noted that information concerning the nature and amount of these affiliated brokerage transactions is reported to the Board on a quarterly basis in accordance with the Fund’s Rule 17e-1 reporting requirements. The Board concluded that, in light of all the circumstances, the level of trades placed through FBR was reasonable, especially in light of the fact that FBR is active in the markets for many financial services stocks, thus making it reasonable for the Fund to utilize FBR for some of its portfolio brokerage transactions. The Board then met with the portfolio manager for the Small Cap Financial Fund to discuss the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Small Cap Financial Fund.

3. Small Cap Fund. The Board next reviewed information and materials regarding the Small Cap Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board reviewed information and material that had been submitted to them by ACM concerning ACM’s expenses in connection with managing the Small Cap Fund and the profitability of ACM’s relationship to the Fund. The Board took note of the performance results of the Small Cap Fund, the growth in assets of the Fund, and the investment strategies employed by ACM in connection with its sub-investment management of the Small Cap Fund. The Board considered the fact that the Fund has been closed to new investors since October 2004 and the Board re-opened the Small Cap Fund to new investors effective as of January 2, 2007 based upon a determination by ACM that sufficient investment opportunities currently exist for purposes of the investment of additional Fund assets. The Board members took note of the Small Cap Fund’s overall

The FBR Funds

Important Supplemental Information (unaudited) (continued)

investment performance for the one, three and five year periods and since inception. The Board also reviewed information regarding the terms of the Sub-Advisory Agreement and the amount of the sub-advisory fees paid to ACM by Fund Advisers pursuant to the Sub-Advisory Agreement.

4. Large Cap Technology Fund. The Board next reviewed information and materials regarding the Large Cap Technology Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Large Cap Technology Fund’s investment performance for the one year and three year periods and since the commencement of the Fund’s investment operations on February 1, 2002. The Board then engaged in discussions with the co-portfolio manager for the Large Cap Technology Fund in order to review the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Large Cap Technology Fund.

5. Small Cap Technology Fund. The Board next reviewed information and materials regarding the Small Cap Technology Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Small Cap Technology Fund’s investment performance for the one year period and for the period since the Fund’s commencement of investment operations on January 20, 2004. The Board met with representatives of Fund Advisers to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Small Cap Technology Fund.

6. Gas Utility Index Fund. The Board then reviewed information and materials regarding the Gas Utility Index Fund, noting the Fund’s fees, expenses and performance results, and compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board took note of the fact that this is the only Fund among the Equity Funds that is operated as an index fund. The Board members also took note of the Gas Utility Index Fund’s investment performance for the one, three, five and 10-year periods and since inception. The Board then engaged in discussions with the portfolio manager for the Gas Utility Index Fund in order to review the investment operations of the Fund and he responded to questions from the Board regarding investment matters with respect to the Gas Utility Index Fund.

7. Pegasus Fund. The Board next reviewed information and materials regarding the Pegasus Fund, noting the Fund’s fees, expenses and performance results, and then compared such information to comparable funds and to the Fund’s relevant benchmark indexes. The Board members took note of the Pegasus Fund’s investment performance for the period since the Fund’s commencement of investment operations on November 15, 2005. The Board met with representatives of Fund Advisers to discuss the investment operations of the Fund and they responded to questions from the Board regarding investment matters with respect to the Pegasus Fund.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

8. Fund for Government Investors (the Money Market Fund). The Board then considered matters with respect to the continuation of the Investment Advisory Agreement with Fund Advisers in connection with the Money Market Fund. The Board reviewed information and material that had been submitted to them by Fund Advisers and the Board discussed various matters with respect to the Money Market Fund with representatives of Fund Advisers, noting that the Money Market Fund is subject to an expense limitation agreement which limits the total annual operating expenses of the Money Market Fund and also noting that the Money Market Fund is subject to asset based breakpoints which provide for reduced investment advisory fees as assets in the Fund increase.

The Board reviewed the proposed continuation of each of the Advisory Agreements. Among the factors the Board considered was the overall performance of the Funds relative to the performance of other mutual funds in each Fund’s peer group on a long-term basis and over shorter time periods. The Board also took note of the long-term relationship between Fund Advisers and the Funds and the efforts that had been undertaken by Fund Advisers to foster the growth and development of the Funds since the inception of each of the Funds. In addition, the Board compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compared favorably with industry averages for other funds of similar size. They noted the range of investment advisory and administrative services provided by Fund Advisers and its affiliates to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services. The Board also reviewed financial information concerning Fund Advisers and its affiliates relating to the operation of the Funds, noting the overall profitability of the relationship with the Funds to Fund Advisers and the financial soundness of Fund Advisers as demonstrated by the financial information provided.

The Board further reviewed the Funds’ brokerage practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board considered the receipt by the Advisers of research and execution services in exchange for payment of brokerage commissions. The Board noted that the Advisers do not maintain any formal agreements with firms to direct Fund brokerage in exchange for third party research and that the Advisers represented that trading done with various brokerage firms is done in a manner that is consistent with relevant requirements relating to the receipt of research in connection with brokerage transactions. The Board took note of the fact that a certain amount of brokerage for one of the Funds is handled by a brokerage affiliate of Fund Advisers, and the Board noted the Advisers’ representations that such brokerage is conducted in a manner consistent with applicable rules relating to brokerage placed through affiliated entities. The Board determined that the amount of affiliated brokerage was fair and reasonable and done in accordance with the applicable regulatory requirements. The Board also reviewed information regarding the manner in which the Funds’ affiliated broker utilizes certain electronic communications networks (“ECNs”) for purposes of effectuating portfolio trades for some of the Funds and the way in which the use of these ECNs can be beneficial to the brokerage firm when trading on behalf of the Funds.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

The Board also took note of the fact that an affiliate of Fund Advisers, FBR Investment Services, Inc. (“FBRIS”), serves as the distributor of the shares of the Funds and receives distribution fees from the Funds for serving in that role. The Board considered and discussed the activities routinely engaged in by FBRIS in order to distribute and market the Funds. The Board reviewed the distribution arrangements maintained by FBRIS for the Funds, noting the extensive sales arrangements for the Funds on various mutual fund supermarket platforms and the manner in which the distribution fees paid by those of the Funds that pay distribution fees are utilized in connection with these arrangements.

The Board also considered and reviewed information regarding the administrative services fees paid to Fund Advisers by the Funds for providing certain types of administrative services. The Board determined that these administrative fees were fair and reasonable in connection with the types of services provided by Fund Advisers to the Funds and that they were reasonable fees to be paid in addition to the investment advisory fees paid by the Funds to Fund Advisers given that the administrative services are separate and distinct services apart from the investment advisory services being provided to the Funds by Fund Advisers.

The Independent Trustees then met separately with the independent legal counsel to the Independent Trustees in order to consider the proposed continuation of the Advisory Agreements. At the conclusion of their session, the Independent Trustees had determined that they had received sufficient information to allow them to take action with respect to their consideration of the continuation of the Advisory Agreements.

In reaching their conclusion with respect to the continuation of the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall favorable investment performance of the Funds, the commitment of Fund Advisers to the successful operation of the Funds, and the level of expenses of the Funds, as well as the continued use of expense limitation agreements in order to reduce the overall operating expenses of the Funds, as being important elements of their consideration. The Board also considered the effectiveness of the compliance programs of the Funds and the Advisers in accordance with applicable requirements relating to mutual funds and their investment advisers. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period, subject to the applicable limitations on the total operating expenses of the Funds as considered and approved at the meeting.

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers

Information pertaining to the Trustees and Officers of the Trust is set forth below. The address for each Trustee and Officer is 1001 Nineteenth Street North, Arlington, Virginia, 22209 unless otherwise stated. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge upon request by calling 888.888.0025.

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee

Michael A. Willner, 50	Trustee Since 1997 Chairman Since 2006	8	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000.	AlphaGrip, Inc.
Charles O. Heller, 70	Trustee Since 2003	8	Managing Director, Beacon Global Private Equity (venture capital firm), since 2003; Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000-2003.	Walden University
Reena Aggarwal, 48	Trustee Since 2006	8	Deputy Dean, McDonough School of Business, Georgetown University since 2005; Professor at Georgetown, 2000 to present.	None
William E. Cole, Jr., 56	Trustee Since 2006	8	Retired, 2006. Partner, Ernst & Young LLP, 1972-2006.	None
David Ellison†, 48 100 Federal Street Boston, MA02110	Trustee Since 2003 President Since 2001	8	Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Portfolio Manager for Equity Funds since October 1996; and President Money Management Advisers, Inc., April 2001 - March 2002.	None
Winsor H. Aylesworth, 59 100 Federal Street Boston, MA 02110	Executive Vice President Since 1999	8	Portfolio Manager, FBR Fund Advisers, Inc. since September 1998; Vice President, Money Management Advisers, Inc., April 2001 - March 2002.	None
Bart Sanders, 42	Executive Vice President Since 1999	8	Senior Vice President of Fund Operations, FBR Fund Advisers, Inc. since August 1999. Head Trader for FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc. April 2001 - March 2002.	None
Kimberly J. Bradshaw, 32	Treasurer Since 2006 Secretary Since 2003	8	Secretary of The FBR Funds since July 2003. Treasurer of The FBR Funds since August 2006. Vice President and Secretary of Money Management Advisers, Inc. November 2003 to March 2006. Employee of FBR since August 1998, serving in various capacities, including Vice President Fund Administration, AVP of Fund Administration, Transfer Agent Operations Manager and Fund Accounting Supervisor.	None

The FBR Funds

Important Supplemental Information (unaudited) (continued)

Information About Trustees and Officers (continued)

Portfolios
		Overseen in		Other
	Position	the Trust		Trusteeships/
	Held* and	and Fund	Principal Occupation(s)	Directorships
Name, Age, Address,	Tenure**	Complex***	during past 5 years	by Trustee

Kristin E. Swiderski, 30	Assistant Treasurer Since 2006	8	Assistant Treasurer of The FBR Funds since August 2006. Employee of FBR since February 2002, serving in various capacities including Assistant Vice President Fund Administration, Supervisor of Fund Administration, Accountant and Customer Service Representative. Prior to February 2002 Manager with Target.	None
Guy F. Talarico, 51 41 Madison Avenue 30th Floor New York, NY 10010	Chief Compliance Officer Since 2006	8	Chief Compliance Officer of the Trust since August 2006. CEO of ALARIC Compliance Services, LLC since January 2006. Co-Chief Executive Officer of EOS Compliance Services, LLC from June 2004 to December 2005. Senior Director of Investors Bank & Trust Institutional Custody Division From February 2001 to June 2004.	None

*
Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board. The Trust’s President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other Officers of the Trust serve at the pleasure of the Trustees.

**	Length of time served is measured from the earliest date of service as a Trustee or Officer of any of the Funds or the Predecessor Funds.
***	The “Fund Complex” consists of all mutual funds advised by Friedman, Billings Ramsey Group, Inc., (“FBR Group”) and its affiliate advisers.
†	Mr. Ellison is considered to be an “Interested Trustee” of the Trust due to his position with FBR Fund Advisers.

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THE FBR FUNDS
888.888.0025
funds@fbr.com
www.fbrfunds.com

Investment Adviser and Administrator
FBR FUND ADVISERS, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Distributor
FBR INVESTMENT SERVICES, INC.
1001 NINETEENTH STREET NORTH
ARLINGTON, VIRGINIA 22209

Custodian
CARDINAL BANK
8270 GREENSBORO DRIVE
McLEAN, VIRGINIA 22102

Transfer Agent
INTEGRATED INVESTMENT SERVICES, INC.
P.O. BOX 5354
CINCINNATI, OHIO 45201

Independent Registered Public Accounting firm
TAIT, WELLER, AND BAKER LLP
1818 MARKET STREET
PHILADELPHIA, PENNSYLVANIA 19103

This report is not authorized
for distribution to prospective
investors unless it is preceded or
accompanied by a current prospectus.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Registrant had adopted a code of ethics (the “Code”) that applies to Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report. The Registrant undertakes to provide a copy of such code to any person upon request, without charge, by calling 888.888.0025.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined at a meeting held October 24, 2006 that William E. Cole, Jr. qualifies as an Audit Committee Financial Expert and he is “independent” as defined under the relevant Securities and Exchange Commission rules and releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – The aggregate fees billed for the professional services rendered by Tait, Weller & Baker, Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, were $96,000 and $105,500 for all series of the Registrant for the fiscal year ended October 31, 2006 and 2005 respectively.

(b)
Audit Related Fees – The aggregate fees billed for assurance and related services rendered by Tait, Weller & Baker, Registrant’s principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) were $13,500 for all series of the Registrant for the fiscal year ended October 31, 2005. The Audit Related Fees pertain to services performed in connection with Rule 17f-2 of the Investment Company Act of 1940. In compliance with this rule the principal accountant performed three examinations during the year. There were no fees billed for assurance and related services by Tait Weller & Baker for the fiscal year ended October 31, 2006.

(c)
Tax Fees – The aggregate fees billed by Tait, Weller & Baker, Registrant’s principal accountant for tax compliance, tax advice and tax planning for completing federal and excise tax returns, were $21,600 in 2006 and $23,400 in 2005 for all series of the Registrant for the fiscal year ended October 31.

(d)	All Other Fees – There were no additional fees paid for audit and non-audit services other than those disclosed in (a) through (c) above.
(e)
(1) Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or an entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services to such entity, provided those permissible non-audit services relate directly to the operations and financial reporting of the Registrant. In determining whether to approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.
(2) None of the services described in (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than fifty percent of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
There were no non-audit services fees billed by the Registrant’s accountant to the Registrant other than those described above. There were no non-audit services fees billed by the Registrant’s accountant to the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant over the past two years.

(h)
Not applicable as no non-audit services were provided to the Registrant’s investment adviser nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS
Contained in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFLIIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Board of Trustees of the Trust has adopted Policies for Consideration of Board Member Candidates (the “Policies”). Generally, the Policies provide that, while the Nominating Committee (the “Committee”) is solely responsible for evaluating, selecting and nominating candidates to serve on the Board, the Committee may consider nominations from shareholders. Such nominations must be submitted by eligible shareholders and satisfy certain requirements as set forth in the Policies.

Among other requirements, each eligible shareholder may submit a candidate so long as it is received by the Committee within one year immediately preceding the Committee’s consideration of Board member candidates and such recommendation is delivered to the Trust’s Secretary, at 1001 Nineteenth Street North, Arlington, VA 22209. Additionally, any shareholder submitting a candidate must beneficially own securities of the Trust and must be eligible to vote both at the time of submission of the candidate and at the time of the Board member election. Such securities must continue to be held through the date of the meeting.

A shareholder’s submission to the Secretary of the Trust must include, among other information: (a) contact information for the nominating shareholder; (b) a certification from the nominating shareholder which provides the number of shares which the person or group has: (i) sole power to vote or direct the vote; (ii)shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; and (iv) shared power to dispose or direct the disposition of such shares; (c) the candidate’s contact information and the number of applicable Trust shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended; and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Trust’s proxy statement, if so designated by the Committee and the Trust’s Board. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate for consideration.

For additional information, please contact the Trust at 888.888.0025.

ITEM 11. CONTROLS AND PROCEDURES.
(a)
Based upon their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the Registrant’s PFO and PEO have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in this Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)
There were no changes in the Registrant’s internal controls over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)	(1) Not applicable.
(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached herewith.
(3) Not applicable.
(b)	(1) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002: Attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The FBR Funds

By (Signature and Title)*	/s/ Kimberly J. Bradshaw	1/3/2007

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David H. Ellison	1/3/2007

	David H. Ellison	Date
President and Principal Executive Officer
The FBR Funds

By (Signature and Title)	/s/ Kimberly J. Bradshaw	1/3/2007

	Kimberly J. Bradshaw	Date
Treasurer, Secretary and Principal Financial Officer
The FBR Funds